                           MASTER REPURCHASE AGREEMENT
                       (2007 INVESTMENT GRADE SECURITIES)

                                          Dated as of May 31, 2007

AMONG:

Wachovia  Bank,  N.A.,  as buyer (the  "Buyer",  which term  shall  include  any
"Principal"  as  defined  and  provided  for in  Annex I) and  Wachovia  Capital
Markets, LLC, as agent pursuant hereto ("Agent");

NovaStar Mortgage,  Inc. ("NMI"), as a seller,  NovaStar Certificates  Financing
LLC  ("NCFLLC"),  as a seller and NovaStar  Certificates  Financing  Corporation
("NCFC"),  as a seller  (NMI,  NCFLLC and NCFC,  each a Seller and  jointly  and severally, collectively the "Sellers"); and

NovaStar  Financial,  Inc. ("NFI"),  as a guarantor and NFI Holding  Corporation
("NFI  Holding"),  as a guarantor  (NFI and NFI  Holding,  each a Guarantor  and together, jointly and severally, together the "Guarantors").

1.       APPLICABILITY

         Buyer shall, from time to time, upon the terms and conditions set forth herein,  agree to enter into  transactions  in which the related Seller transfers  to Buyer  Eligible  Assets  against the transfer of funds by
         Buyer,  with a  simultaneous  agreement  by  Buyer to  transfer  to the related  Seller such  Purchased  Assets at a date certain,  against the transfer of funds by the related Seller. Each such transaction shall be referred to herein as a "Transaction",  and, unless otherwise agreed in writing, shall be governed by this Agreement.

2.       DEFINITIONS AND INTERPRETATION

         a. Defined Terms.

         "2006 Dividend" shall mean the dividend  distribution to be made by NFI to comply with U.S.  federal income tax law requirements for REITs to distribute at least 90% of their REIT taxable income.

         "Adjusted Tangible Net Worth" shall mean at any date:

                  (a) Book Net  Worth  plus the  notional  amount  of any  Trust
         Preferred Securities, minus

                  (b) The sum of (1) all assets  which  would be  classified  as intangible assets of NFI and its consolidated  Subsidiaries  under GAAP
         (except   purchased  and  capitalized   value  of  servicing   rights),
         including,  without  limitation,  goodwill  (whether  representing  the excess cost over book value of assets acquired or otherwise),  patents, trademarks,  trade names,  copyrights,  franchises and deferred charges
         (including, without limitation,  unamortized debt discount and expense, organization costs and research and product development costs) plus

         (2) all  receivables  from directors,  officers and shareholders of NFI and its consolidated Subsidiaries, minus

                  (c) The  amount of  unrealized  gains on debt  securities  (as defined in FASB 115) of NFI and any Subsidiaries of NFI Holding, plus

                  (d) The amount of  unrealized  losses on debt  securities  (as defined in FASB 115) of NFI and any Subsidiaries of NFI Holding.

         Provided  that  in all  cases  such  amounts  shall  be  determined  by
         combining   the   relevant   figures  for  NFI  and  its   consolidated
         Subsidiaries  and its  Affiliates,  as  accounted  for under the equity method.

         "Affiliate"  means,  with respect to any  specified  Person,  any other
Person  controlling or controlled by or under common control with such specified
Person. For the purposes of this definition, "control" means the power to direct the  management  and policies of such Person,  directly or  indirectly,  whether through the ownership of voting equity, by contract or otherwise.

         "Agent" means Wachovia Capital Markets, LLC or any successor.

         "Agreement"  means this Master  Repurchase  Agreement (2007  Investment
Grade Securities), as it may be amended, supplemented or otherwise modified from time to time.

         "Asset-Backed  Security"  shall mean  either (i) a  certificate  issued under a Trust Agreement representing 100% ownership of a Delaware business trust that has  issued  bonds  secured  by a pool of  Mortgage  Assets  originated  in accordance with the  Underwriting  Standards of the applicable  Affiliate of the related  Seller;  (ii) a subordinated  bond issued by a Delaware  business trust that has issued  bonds under an Indenture  secured by a pool of Mortgage  Assets originated  in  accordance  with the  Underwriting  Standards of the  applicable affiliate of the related Seller;  or (iii) a certificate  issued under a pooling and servicing agreement secured by a pool of Mortgage Assets.

         "Book Net Worth"  shall mean the excess of total  assets of NFI and its consolidated  Subsidiaries  over Total  Liabilities of NFI and its  consolidated
Subsidiaries  determined in accordance with GAAP (or such non-GAAP principles as may be disclosed to and approved by Buyer from time to time).

         "Breakage  Costs"  shall have the meaning  assigned  thereto in Section
3(c) herein.

         "Business  Day" means any day other  than (i) a  Saturday  or Sunday or
(ii) a day upon which the New York Stock Exchange or the Federal Reserve Bank of
New York is obligated by law or executive order to be closed.

         "Buyer's  Margin Amount" means,  with respect to any  Transaction as of any date of determination,  the amount obtained by application of Buyer's Margin
Percentage to the Repurchase Price for such Transaction as of such date.

         "Buyer's Margin  Percentage" shall have the meaning assigned thereto in the Side Letter.

         "Change of  Control"  shall mean any person or group of persons  (other than (i) any subsidiary of NFI or (ii) any employee or director  benefit plan or stock plan of NFI or any  subsidiary  of NFI or any  trustee or  fiduciary  with respect to any such plan when acting in that  capacity  or any trust  related to any such plan) shall have acquired  beneficial  ownership of shares representing more than 50% of the combined voting power represented by the outstanding common stock of NFI  (within the  meaning of Section  13(d) or 14(d) of the  Securities
Exchange  Act of 1934,  as amended,  and the  applicable  rules and  regulations thereunder).

         "Change of Control Fee" shall have the meaning  assigned thereto in the
Side Letter.

         "Change in Law" means (a) the adoption of any law,  rule or  regulation after the date of this Agreement,  (b) any change in any law, rule or regulation or in the  interpretation or application  thereof by any Governmental  Authority after the date of this Agreement or (c) compliance by Buyer (or any Affiliate of
Buyer) with any request, guideline or directive (whether or not having the force of law) of any  Governmental  Authority  made or  issued  after the date of this
Agreement.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Collateral"  shall  have the  meaning  assigned  thereto  in Section 8 hereof.

         "Collateral   Security,   Setoff  and  Netting   Agreement"  means  the
Collateral  Security,  Setoff and Netting  Agreement  dated as of April 18, 2007 among Buyer and certain Affiliates and NFI, NMI and certain Affiliates as it may be further amended from time to time.

         "Combined  Market  Value"  means  the  aggregate  Market  Value  of the
Purchased Assets and the market value of the servicing rights that are purchased pursuant to the Master Repurchase Agreement (2007 Servicing Rights).

         "Commitment Letter" means the commitment letter,  dated as of April 28,
2007, among the Buyer, the Agent,  Wachovia  Investment  Holdings,  LLC, NFI and
NMI.

         "Confirmation"  shall have the  meaning  assigned  thereto in Section 4 hereof.

         "Default"  means  any  event,  that,  with the  giving of notice or the passage of time or both, would constitute an Event of Default.

         "Default  Fee"  shall  have the  meaning  assigned  thereto in the Side
Letter.

         "Default Rate" means,  as of any date of  determination,  the lesser of
(i) the Prime Rate plus 4% and (ii) the maximum  rate  permitted  by  applicable law.

         "Delinquency  and Loss Trigger" shall mean with respect to any Eligible
Asset, the threshold set forth in the related securitization transaction that is included in the related Transaction Notice, if any, for allowable  delinquencies and losses with respect to such Eligible Asset.

         "Dividend Securities" shall mean notes, bonds,  debentures or common or preferred stock of NFI or its subsidiaries  that qualify as property and will be treated as a deductible  dividend to NFI  shareholders  under the Code,  and are reasonably acceptable to Buyer.

         "Early  Repayment Fee" shall have the meaning  assigned  thereto in the
Side Letter.

         "Effective  Date" shall mean the date set forth on the top of the first page of this Agreement.

         "Eligible   Asset"  shall  mean,   in  Buyer's  sole   discretion,   an
Asset-Backed  Security that is either an Eligible NIM Bond, Eligible Subordinate
Certificate  or  Eligible  CBO  Interest  with  respect to which (i) each of the representations  and warranties  set forth on Exhibit C hereto  (notwithstanding that any such  representations  are made to the best  knowledge  of  Seller)  is accurate  and  complete  as of the  date of the  related  Confirmation  (and the related Seller by including any security in any such Transaction shall be deemed to make such  representations  and  warranties to Buyer at and as of the date of such Transaction) and (ii) any related Delinquency and Loss Trigger has not been met.

         "Eligible  CBO  Interest"  shall mean any  security or any  evidence of indebtedness,  rated  investment  grade by at least one Rating  Agency and which certificates  are  deemed  to be  eligible  by  Buyer  in  its  sole  discretion
(including, without limitation, any note or security evidencing a debt tranche), that  represents an interest in (or  represents  an ownership  interest in, or a debt  obligation  of, a Person  which owns,  directly or  indirectly)  a pool of asset-backed  securities  (including  any one or more of  CMBS,  RMBS,  consumer asset-backed securities,  commercial asset-backed securities and CDO securities)
and equity interests.

         "Eligible NIM Bond" shall mean a net interest margin  security  arising from  securitizations  of a Seller's NIM securities rated investment grade by at least one Rating  Agency and which  certificates  are deemed to be  eligible  by
Buyer in its sole  discretion;  provided,  however,  that all  rated  securities registered for public sale in connection with an offering on which any Affiliate of Buyer acts as an underwriter,  shall not be deemed an Eligible NIM Bond until the expiration of any applicable SEC-mandated "cooling off period".

         "Eligible  Subordinate  Certificates"  means  certificates  issued from existing  securitizations  which  include  first lien and second lien home loans originated by a Seller or Home View Lending, Inc., to sub prime borrowers, which certificates  are rated at least  "Baa3" or  "BBB-" by a Rating  Agency  (if the
Eligible  Subordinate  Certificates  are rated by (1) two Rating  Agencies,  the lowest rating shall be used for purposes of determining eligibility or (2) three
Rating  Agencies,  the middle  rating shall be used for purposes of  determining eligibility or (3) one Rating Agency then the rating issued by such agency shall be used for purposes of  determining  eligibility)  and which  certificates  are deemed to be eligible by Buyer in its sole discretion;  provided,  however, that all rated securities  registered for public sale shall not be deemed an Eligible
Subordinate  Certificate  until the  expiration of any  applicable  SEC-mandated
"cooling off" period.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA  Affiliate" shall mean any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c)
of the Code of  which  Seller  is a  member  and (ii)  solely  for  purposes  of potential  liability under Section 302(c)(11) of ERISA and Section

412(c)(11) of the Code and the lien created  under  Section  302(f) of ERISA and
Section  412(n) of the Code,  described in Section  414(m) or (o) of the Code of which Seller is a member.

         "Event of Default" shall have the meaning  assigned  thereto in Section
18 hereof.

         "Existing  Agreements"  shall include the agreements and facilities set forth on Schedule 1 attached hereto.

         "GAAP"  shall mean  generally  accepted  accounting  principles  in the
United States of America in effect from time to time.

         "Governing  Agreement"  shall mean with respect to any Purchased Asset, the pooling and servicing agreement, indenture or similar agreement.

         "Governmental Authority" shall mean any nation or government, any state or other political  subdivision  thereof,  or any entity  exercising  executive, legislative, judicial, regulatory or administrative functions over any Seller.

         "Guarantee"  means,  as to any Person,  any  obligation  of such Person directly or indirectly  guaranteeing  any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person.

         "Guarantors" means NFI and NFI Holding.

         "Guaranty" means the Guaranty of the Guarantors, jointly and severally, in favor of the Buyer, dated as of May 31, 2007.

         "Income"  means,  with respect to any Purchased  Asset at any time, any
principal   distributions   thereon  and  all  interest,   dividends  and  other
collections  and  distributions  thereon,  but not including any  commitment nor origination fees.

         "Indebtedness"  shall mean,  for any Person:  (a) all  obligations  for borrowed money;  (b) obligations of such Person to pay the deferred  purchase or acquisition  price of Property or services,  other than trade  accounts  payable
(other than for borrowed money) arising,  and accrued expenses incurred,  in the ordinary  course of business so long as such trade accounts  payable are payable and paid within ninety (90) days of the date the respective  goods are delivered or the respective services are rendered; (c) indebtedness of others secured by a lien on the Property of such Person, whether or not the respective  indebtedness so secured has been  assumed by such  Person;  (d)  obligations  (contingent  or otherwise) of such Person in respect of letters of credit or similar instruments issued for account of such Person; (e) capital lease obligations of such Person;
(f) obligations of such Person under repurchase  agreements or like arrangements financially  equivalent to obligations for borrowed money;  (g)  indebtedness of others  guaranteed on a recourse  basis by such Person;  (h) all  obligations of such Person  incurred in connection  with the  acquisition  or carrying of fixed assets by such Person;  (i)  indebtedness of general  partnerships of which such
Person is a general partner;  and (j) any other  contingent  liabilities of such
Person for the liabilities or obligations of any other Person.

         "Investment  Company Act" means the Investment  Company Act of 1940, as amended, including all rules and regulations promulgated thereunder.

         "LIBOR" shall mean, for each day of a Transaction,  a rate based on the offered rates of the Reference  Banks for one-month  U.S.  dollar  deposits,  as determined by Buyer for the related Purchase Date.

         "Lien"  shall  mean,  any  mortgage,  lien,  pledge,  charge,  security interest, option or claim or similar encumbrance.

         "Liquidity"  means cash,  cash  equivalents  and the  aggregate  unused borrowing capacity under the Existing Agreements and Other Facilities that could be drawn against (taking into account required haircuts).

         "Margin Call" shall have the meaning  assigned  thereto in Section 6(a)
hereof.

         "Margin  Deficit"  shall have the meaning  assigned  thereto in Section
6(a) hereof.

         "Market Value" means (i) with respect to any Purchased Asset that is an
Eligible  Asset,  as of any date of  determination,  the value  ascribed to such asset by Buyer in its sole  discretion,  and (ii) with  respect  to a  Purchased
Asset that is not an Eligible Asset, zero.

         "Master Repurchase  Agreement (2007  Non-Investment  Grade Securities)"
shall mean that certain Master Repurchase  Agreement,  dated as of May 31, 2007, among Wachovia Investment Holdings, LLC as buyer, Wachovia Capital Markets, LLC, as agent, NMI, as a seller, NCFLLC, as a seller and NCFC, as a seller.

         "Master Repurchase  Agreement (2007 Servicing  Advance)" shall mean the master  repurchase  agreement,  to be negotiated,  among Wachovia Bank,  N.A. as buyer,  Wachovia Capital Markets, LLC, as agent and [NovaStar Mortgage Inc.], as seller.

         "Master  Repurchase  Agreement  (2007  Servicing  Rights)"  means  that certain master  repurchase  agreement  (MSR),  dated as of April 25, 2007, among
Wachovia Bank, National Association and NovaStar Mortgage, Inc., as amended from time to time.

         "Master  Repurchase  Agreement (2007 Whole Loan)" shall mean the master repurchase  agreement,  dated as of May 9, 2007,  among Wachovia  Bank,  N.A. as buyer, NFI Repurchase Corporation, as a seller, NMI Repurchase Corporation, as a seller, Acceleron Lending Inc., as a seller, NMI Property Financing,  Inc., as a seller and Homeview Lending, Inc., as a seller.

         "Master Repurchase Agreement (2007 Whole Loan New York)" shall mean the master repurchase agreement,  to be negotiated,  between Wachovia Bank, N.A., as buyer and NMI, as seller.

         "Material  Adverse  Change"  means any material  adverse  change in the business,  financial performance,  assets, operations or condition (financial or otherwise) of NFI and its consolidated subsidiaries, taken as a whole.

         "Material  Adverse  Effect"  means (a) a Material  Adverse  Change with respect to a Guarantor or a Guarantor and its  Affiliates  that are party to any
Program Document taken as a whole; (b) a material impairment of the ability of a
Guarantor or any  Affiliate  that is a party to any Program  Document to perform under any Program Document and to avoid any Event of Default;  or (c) a material adverse effect upon the legality,  validity, binding effect or enforceability of any Program Document against a Guarantor or any Affiliate that is a party to any
Program Document.

         "Maximum  Aggregate  Purchase  Price"  shall have the meaning  assigned thereto in the Side Letter.

         "Maximum  Combined  Aggregate  Purchase  Price"  shall have the meaning assigned thereto in the Side Letter.

         "Mortgage  Assets"  shall  mean home  equity  loans or  mortgage  loans originated by an Affiliate of a Seller.

         "Non-Seller  Affiliate"  means an  Affiliate of any Seller or Guarantor that is not, itself, a Seller or Guarantor.

         "Notice  Date"  shall have the  meaning  assigned  thereto in Section 4 hereof.

         "NFI" means NovaStar Financial,  Inc. and its permitted  successors and assigns.

         "NFI  Holding"  means  NFI  Holding   Corporation   and  its  permitted
successors and assigns.

         "NMI" means NovaStar  Mortgage,  Inc. and its permitted  successors and assigns.

         "Obligations"  means (a) all of Sellers' and Guarantors'  obligation to pay the Repurchase  Price on the  Repurchase  Date,  and other  obligations  and liabilities of Sellers and Guarantors, to Buyer or its Affiliates arising under, or in connection with, the Program Documents or otherwise,  whether now existing or hereafter  arising;  (b) any and all sums paid by Buyer or on behalf of Buyer pursuant to the Program  Documents in order to preserve any  Purchased  Asset or its interest  therein;  (c) in the event of any proceeding for the collection or enforcement  of any of  Seller's or  Guarantors'  indebtedness,  obligations  or liabilities  referred to in clause (a),  the  reasonable  expenses of  retaking, holding,  collecting,  preparing for sale, selling or otherwise  disposing of or realizing on any Purchased  Asset, or of any exercise by Buyer or such Affiliate of its  rights  under the  related  agreements,  including  without  limitation, reasonable  attorneys' fees and  disbursements  and court costs;  and (d) all of
Sellers' and  Guarantors'  obligations to Buyer or any other Person  pursuant to the Program Documents.

         "Other  Facilities"  means  the  repurchase  or  financing   facilities
identified on Schedule 4 attached hereto.

         "Person"  shall  mean  any  legal  person,  including  any  individual, corporation,  partnership,  association,  joint-stock  company,  trust,  limited liability company,  unincorporated  organization,  governmental  entity or other entity of similar nature.

         "Plan"  shall mean an  employee  benefit or other plan  established  or maintained  by Seller or any ERISA  Affiliate  and covered by Title IV of ERISA, other than a Multiemployer Plan.

         "Price  Differential" means, with respect to each Transaction as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such  Transaction  to the  Purchase  Price on a  360-day-per-year  basis for the actual  number of days  during  the period  commencing  on (and  including)  the
Purchase Date and ending on (but excluding) the date of  determination  (reduced by any amount of such Price  Differential  in respect of such period  previously paid by the related Seller to Buyer) with respect to such Transaction.

         "Pricing  Rate"  shall have the  meaning  assigned  thereto in the Side
Letter.

         "Prime  Rate"  means the daily  prime loan rate as reported in The Wall
Street Journal or if more than one rate is published, the highest of such rates.

         "Principal" shall have the meaning given to it in Annex I.

         "Program  Documents"  means this  Agreement,  the Collateral  Security,
Setoff and Netting  Agreement,  the Guaranty,  the Side Letter,  the  Commitment
Letter  and any other  agreement  entered  into by any of the  Sellers  and/or a
Guarantor,  on the one hand, and Buyer or one of its Affiliates on the other, in connection herewith or therewith.

         "Property"  means any right or  interest  in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

         "Purchase  Date"  means the date on which  Purchased  Assets  are to be transferred by the related Seller to Buyer.

         "Purchase  Price"  means  the  price  at  which  Purchased  Assets  are transferred by Sellers to Buyer in a Transaction,  which shall (unless otherwise agreed) be equal to the Purchase Price  Percentage times the Market Value of the related Purchased Assets.

         "Purchase Price  Percentage" shall have the meaning assigned thereto in the Side Letter.

         "Purchased  Assets" means, with respect to a Transaction,  the Eligible
Assets  which are the  subject of such  Transaction,  together  with the related
Records and other  Collateral,  and all instruments,  chattel paper, and general intangibles comprising or relating to all of the foregoing.

         "Rating  Agency"  means  each  of   Moody's  Investors  Service,  Inc.,
Standard  & Poor's,  a division  of The McGraw  Hill  Companies,  Inc.  or Fitch
Ratings.

         "Records" means all instruments,  agreements and other books,  records, and reports  and data  generated  by other media for the storage of  information maintained by the related Seller or any other person or entity with respect to a
Purchased  Asset.  Records  shall include the  certificates  with respect to any
Purchased  Asset and any other  instruments  necessary  to document or service a
Purchased Asset.

         "Reference  Banks" mean any leading  banks  selected by the Agent which are  engaged  in  transactions  in  Eurodollar  deposits  in  the  international
Eurocurrency market with an established place of business in London.

         "REIT" shall mean a real estate investment trust, as defined in Section
856 of the Code.

         "Relevant  System" shall mean, (i) The Depository  Trust Company in New
York, New York, or (ii) such other clearing organization or book-entry system as is designated in writing by Buyer.

         "REMIC" means a "real estate  mortgage  investment  conduit" within the meaning of Section 860D of the Code.

         "Repayment  Fee" shall have the  meaning  assigned  thereto in the Side
Letter.

         "Repurchase  Date" shall have the meaning  assigned  thereto in Section
3(b) and shall also include the date determined by application of Section 19.

         "Repurchase  Price" means the price at which Purchased Assets are to be transferred  from Buyer to the  related  Seller upon the  Repurchase  Date for a
Transaction,  which  will be  determined  in each case  (including  Transactions terminable  upon  demand)  as the  sum of  the  Purchase  Price  and  the  Price
Differential as of the date of such determination.

         "Required Equity" shall mean, with respect to NFI (and its consolidated
Subsidiaries)  (together,  the  "Companies"),  the  sum  of the  dollar  amounts calculated  after  multiplying  the amount  determined by combining the relevant figures for NFI and its consolidated Subsidiaries for each asset class set forth in the table  below (or if such  asset  class is owned by NFI or a  consolidated
Subsidiary  but cannot be determined  by combining the relevant  figures for NFI and its consolidated  Subsidiaries,  the fair market value thereof as calculated by the Companies  subject,  however,  to the approval of Buyer which will not be unreasonably  withheld) by the  Percentage  Multipliers  set forth opposite such asset class in the table below:

          ----------------------------------------------------------  ----------
                                                                      Percentage
          Asset Class                                                 Multiplier
          ----------------------------------------------------------  ----------
          Cash                                                                0%
          ----------------------------------------------------------  ----------
          Mortgage Loans held-for-sale including accrued interest             5%
          ----------------------------------------------------------  ----------
          Mortgage loans held-in-portfolio including accrued
          interest (securitized in an owners trust)                           5%
          ----------------------------------------------------------  ----------
          Mortgage loans held-in-portfolio including accrued
          interest (securitized in a REMIC trust)                          1.75%
          ----------------------------------------------------------  ----------
          AAA-Rated I/O and Prepay (P) Certificates booked on-B/S            25%
          ----------------------------------------------------------  ----------
          BBB NIM Certificates                                               25%
          ----------------------------------------------------------  ----------
          Residuals from whole loan securitizations                          35%
          ----------------------------------------------------------  ----------

          ----------------------------------------------------------  ----------
                                                                      Percentage
          Asset Class                                                 Multiplier
          ----------------------------------------------------------  ----------
          Residuals from NIM/CAPS                                           100%
          ----------------------------------------------------------  ----------
          Non-rated subordinate bonds (excluding residuals)                 100%
          ----------------------------------------------------------  ----------
          A-Rated Mortgage-Backed Securities not in CDO                      20%
          ----------------------------------------------------------  ----------
          BBB-Rated Mortgage-Backed Securities not in CDO                    25%
          ----------------------------------------------------------  ----------
          BB-Rate Mortgage-Backed Securities not in CDO                      50%
          ----------------------------------------------------------  ----------
          Mortgage-Backed Securities in CDO                                   5%
          ----------------------------------------------------------  ----------
          CDO Equity Sub Notes                                              100%
          ----------------------------------------------------------  ----------
          CDO BBB Bonds                                                       5%
          ----------------------------------------------------------  ----------
          Agency Securities                                                   3%
          ----------------------------------------------------------  ----------
          Servicing Agreements (Mortgage Servicing Rights)                   35%
          ----------------------------------------------------------  ----------
          Servicing Advances                                                 15%
          ----------------------------------------------------------  ----------
          REO + Non-performing (90+ & foreclosures from bond
          collateral calls)                                                  35%
          ----------------------------------------------------------  ----------
          Other assets
            -   Hedging Agreements (Value of reserves that are not
                reflected in Marks to Market that impact equity)            100%
            -   All Other Assets (all else remaining - including
                Other Receivables & PP&E)                                    35%
          ----------------------------------------------------------  ----------
          Intangible Assets                                                 100%
          ----------------------------------------------------------  ----------

         provided  that the  Required  Equity  shall be reduced by any  Dividend
Securities  with a maturity date of more than one year issued in connection with the 2006 Dividend.

         "Residual  Security"  shall mean a non-rated  mortgage-backed  security that  receives  cash flows  consisting  of excess  interest,  and/or  release of over-collateralization  or  reserve  funds,  or any  other  type  of  cash  flow including  mortgage  principal  and interest  payments,  prepayment  charges and liquidation proceeds.

         "SEC" shall mean the Securities and Exchange Commission.

         "Servicer"  shall mean the  designated  servicer  under each  Servicing
Agreement.

         "Servicer  Report" shall mean the service  report to be provided to the
Buyers substantially in the form of Exhibit F attached hereto.

                                       10

         "Servicing  Agreement" shall mean any servicing  agreement  pursuant to which any Mortgage Assets are serviced.

         "Side Letter" means the Pricing Side Letter,  dated as of May 31, 2007, among the Sellers, Guarantors and Buyer.

         "Structuring  Fee" shall have the meaning  assigned thereto in the Side
Letter.

         "Subsidiary"  means,  with  respect  to any  Person,  any  corporation, partnership  or other entity of which at least a majority of the  securities  or other ownership  interests  having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons  performing  similar functions of such  corporation,  partnership  or other entity  (irrespective  of whether or not at the time securities or other ownership  interests of any other class or classes of such corporation,  partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time  directly or  indirectly  owned or controlled by such Person or one or more
Subsidiaries  of such Person or by such Person and one or more  Subsidiaries  of such  Person;  provided,  however,  that for  purposes  of  Section  18  hereof,
"Subsidiary"  shall not include any of the entities  listed on Exhibit D hereto, which may be revised by Sellers from time to time upon consent of Buyer.

         "Substitute Assets" has the meaning assigned thereto in Section 16(a).

         "Termination Date" has the meaning assigned thereto in Section 27.

         "Total  Liabilities"  shall  mean  total  liabilities  of NFI  and  its consolidated  Subsidiaries  determined  in  accordance  with  GAAP (or with such non-GAAP  principles  as may be  disclosed to and approved by Buyer from time to time); provided that for purposes of this Agreement, such term shall not include any Trust Preferred Securities.

         "Transaction" has the meaning assigned thereto in Section 1.

         "Transaction  Notice" means a written  request of the related Seller to enter  into a  Transaction,  in the form  attached  hereto as Exhibit B which is delivered to Buyer.

         "Trust  Agreement" shall mean each of the trust agreements  pursuant to which an Asset-Backed Security has been issued.

         "Trust  Preferred   Securities"  shall  mean  (i)  the  $50,000,000  of
unsecured  floating  rate  securities  issued  by  NovaStar  Capital  Trust I, a statutory trust 100 percent owned by NMI,  pursuant to the indenture dated March
15,  2005,  between NMI and JP Morgan  Chase  Bank,  NA, as trustee and (ii) the
$35,000,000 of unsecured  floating rate  securities  issued by NovaStar  Capital
Trust II, a statutory trust 100 percent owned by NMI,  pursuant to the indenture dated April 18, 2006, between NMI and JP Morgan Chase Bank, NA, as trustee.

         "Trustee"  shall mean,  as  applicable,  the entity  designated as such pursuant to each Trust Agreement.

                                       11

         "Trustee  Instruction Letter" shall mean a letter  substantially in the form of Exhibit E.

         "Uniform  Commercial  Code"  means the  Uniform  Commercial  Code as in effect on the date  hereof in the  State of New York or the  Uniform  Commercial
Code as in effect in the applicable jurisdiction.

         b.       Interpretation.

         Headings are for convenience only and do not affect interpretation. The following  rules of this  subsection  (b)  apply  unless  the  context  requires otherwise.  The singular  includes the plural and conversely.  A gender includes all genders. Where a word or phrase is defined, its other grammatical forms have a corresponding meaning. A reference to a subsection,  Section, Annex or Exhibit is, unless otherwise specified, a reference to a Section of, or annex or exhibit to,  this  Agreement.  A  reference  to a party  to this  Agreement  or  another agreement or document includes the party's successors and permitted  substitutes or assigns.  A reference  to an  agreement  or document is to the  agreement  or document as amended, modified, novated,  supplemented or replaced, except to the extent  prohibited by any Program  Document.  A reference to legislation or to a provision  of  legislation  includes a  modification  or  re-enactment  of it, a
legislative   provision  substituted  for  it  and  a  regulation  or  statutory instrument  issued  under  it. A  reference  to  writing  includes  a  facsimile transmission  and any means of reproducing  words in a tangible and  permanently visible form. A reference to conduct includes,  without limitation, an omission, statement  or  undertaking,  whether  or not in  writing.  An Event  of  Default subsists  until it has been  waived in writing  by the Buyer or has been  timely cured. The words "hereof", "herein", "hereunder" and similar words refer to this
Agreement as a whole and not to any particular provision of this Agreement.  The term  "including" is not limiting and means "including  without  limitation." In the  computation of periods of time from a specified  date to a later  specified date,  the word "from"  means "from and  including",  the words "to" and "until"
each mean "to but  excluding",  and the word "through" means "to and including."
This Agreement may use several different  limitations,  tests or measurements to
regulate  the  same  or  similar  matters.  All  such  limitations,   tests  and
measurements are cumulative and shall each be performed in accordance with their terms.  Unless the context otherwise clearly requires,  all accounting terms not expressly  defined  herein shall be construed,  and all  financial  computations
required  under  this  Agreement   shall  be  made,  in  accordance  with  GAAP,
consistently  applied.  References  herein to "fiscal year" and "fiscal quarter"
refer to such  fiscal  periods of the related  Seller.  Except  where  otherwise provided in this  Agreement any  determination,  statement or certificate by the
Buyer or an authorized  officer of the Buyer  provided for in this  Agreement is conclusive  and binds the parties in the absence of manifest  error. A reference to an agreement  includes a security interest,  guarantee,  agreement or legally enforceable  arrangement  whether or not in writing.  A reference  to a document includes  an  agreement  (as so defined)  in writing or a  certificate,  notice, instrument or document, or any information recorded in computer disk form. Where the  related  Seller or a Guarantor  is required to provide any  document to the
Buyer under the terms of this Agreement, the relevant document shall be provided in writing or printed form unless the Buyer requests  otherwise.  At the request of the Buyer,  the  document  shall be provided  in  computer  disk form or both printed and computer  disk form.  This  Agreement is the result of  negotiations among and has been reviewed by counsel to the Buyer, Guarantors and the Sellers, and is the product of all parties.  In the interpretation of this Agreement,  no rule of construction  shall apply to  disadvantage  one party on the ground that such  party  proposed  or was  involved  in the  preparation  of any  particular provision of this Agreement or this  Agreement  itself.  Except where

                                       12

otherwise   expressly  stated,   the  Buyer  may  give  or  withhold,   or  give
conditionally,   approvals  and  consents,   and  may  form  opinions  and  make
determinations  at their  absolute  discretion.  Any  requirement of good faith, discretion  or judgment by the Buyer shall not be construed to require  Buyer to request  or await  receipt  of  information  or  documentation  not  immediately available from or with respect to the related Seller, a Guarantor, a servicer of the Purchased Assets, any other Person or the Purchased Assets themselves.  With respect to any  information  set forth on Schedules 1, 2 and 3 attached  hereto,
Buyer has reviewed and consented to such information on such schedules as of the
Effective Date; provided, however, that to the extent any facts or circumstances relating to the matters  disclosed on such schedules  change after the Effective
Date,  Buyer shall not be deemed to have  consented  to any such change and such change may result in an Event of Default.

3.       THE TRANSACTIONS

         a. The related Seller shall  repurchase all Purchased Assets from Buyer on each related Repurchase Date. Each obligation to repurchase  subsists without regard to any prior or intervening  liquidation  or foreclosure  with respect to each  Purchased  Asset.  The related Seller is obligated to obtain the Purchased
Assets from Buyer or its designee at the related  Seller's expense on (or after)
the related Repurchase Date.

         b.  Provided  that the  applicable  conditions in Sections 9(a) and (b)
have been  satisfied,  and the most  recent,  related  Servicer  Report has been provided to the Buyer,  each Purchased  Asset that is repurchased by the related
Seller on the 26th day of each  month  (or,  if such 26th day is not a  Business
Day, the  immediately  following  Business Day)  following  the related  initial
Purchase Date (the day of the month so determined  for each month,  or any other date designated by the related Seller to Buyer for such a repurchase on at least one Business Day's prior notice to Buyer, a "Repurchase  Date", which term shall
also  include  the  date   determined  by   application  of  Section  19)  shall
automatically  become subject to a new  Transaction  unless Buyer is notified by the related Seller at least one (1) Business Day prior to any  Repurchase  Date, provided that if the Repurchase Date so determined is later than the Termination
Date, the Repurchase Date for such Transaction shall  automatically reset to the
Termination  Date,  and the  provisions of this sentence as it might relate to a new  Transaction  shall  expire  on such date for each new  Transaction,  unless otherwise agreed, (y) the accrued and unpaid Price Differential shall be settled in cash on each related  Repurchase  Date,  and (z) the Pricing Rate shall be as set forth in the Side Letter.

         c. If the related Seller chooses to repurchase  Purchased Assets on any day which is not a Repurchase Date for such Purchased Assets, the related Seller shall  indemnify  Buyer and hold Buyer  harmless  from any losses,  costs and/or expenses which Buyer may sustain or incur arising from the reemployment of funds obtained by Buyer  hereunder or from fees payable to terminate the deposits from which  such  funds  were  obtained  ("Breakage  Costs"),  in each  case  for the remainder of the  applicable  30 day period.  Buyer shall deliver to the related
Seller a statement  setting forth the amount and basis of  determination  of any
Breakage  Costs  in such  detail  as  determined  in good  faith  by Buyer to be adequate,  it being agreed that such statement and the method of its calculation shall be adequate and shall be conclusive  and binding upon the related  Seller, absent manifest error. This Section shall survive  termination of this Agreement and the repurchase of all Purchased Assets subject to Transactions hereunder.

4.       ENTERING INTO TRANSACTIONS, TRANSACTION NOTICE CONFIRMATIONS

                                       13

         Under the terms and conditions of the Program  Documents,  Buyer hereby agrees  to enter  into  Transactions  with a  Purchase  Price up to the  Maximum
Aggregate  Purchase Price;  provided,  however,  that in no event shall Buyer be obligated to enter into more than four (4)  Transactions  per month or more than one (1)  Transaction in any day.  Unless  otherwise  agreed,  the related Seller shall give Buyer  notice of any  proposed  Purchase  Date prior to 2:00 p.m. New
York City time on the second (2nd) Business Day preceding the date on which such notice is so given,  the "Notice  Date",  provided that the initial  Transaction shall only require one (1) Business Day prior  notice.  On the Notice Date,  the related Seller or a Guarantor  shall request that Buyer enter into a Transaction by furnishing to Buyer a Transaction  Notice.  On such Notice Date,  the related
Seller shall (I) with respect to Eligible Assets that shall be delivered or held in definitive,  certificated form, deliver to Buyer the original of the relevant certificate with respect to the related Eligible Assets either (i) registered in the name of Buyer or (ii) if Buyer consents thereto in its sole  discretion,  in form suitable for transfer,  with accompanying,  duly executed (with a medallion guarantee  with respect to the  signatures  thereon)  instruments of transfer or
appropriate   instruments  of  assignment  (including  all  Transfer  Documents)
executed in blank,  transfer tax stamps,  and any other documents or instruments necessary in the opinion of Buyer to effect and perfect a legally valid delivery of such  security  or other  item of  investment  property  to Buyer,  (II) with respect to Eligible  Assets that shall be  delivered  or held in  uncertificated form and the ownership of which is registered on books  maintained by the issuer thereof or its transfer agent,  the Seller shall cause the  registration of such security  or other item of  investment  property in the name of Buyer and at the request of the Buyer, shall take such other and further steps, and shall execute and deliver such documents or instruments necessary in the opinion of the Buyer, to effect and perfect a legally valid delivery of the relevant  interest granted therein to Buyer  hereunder and (III) with respect to Eligible Assets that shall be  delivered  through a Relevant  System in book entry form and  credited to or otherwise  held in an account,  (i) the Seller shall cause the giving of written instructions to the relevant  financial  institution or other entity,  and shall provide a copy thereof to the Buyer,  sufficient  if complied with to effect and perfect a legally valid  delivery of the relevant  interest  granted  therein to
Buyer  hereunder,  (ii) in  connection  with any  account to which the  Eligible
Assets are credited or otherwise held, the Seller shall execute and deliver such other and further  documents or instruments  necessary,  to effect and perfect a legally  valid  delivery  of the  relevant  interest  granted  therein  to Buyer hereunder  and (iii) any account to which the  Eligible  Assets are  credited or otherwise shall be designated as Buyer may direct.  Unless otherwise  instructed by Buyer,  any  delivery of a security or other item of  investment  property in definitive,  certificated  form  shall be made to Buyer in  accordance  with its instructions.  Any delivery of a security in accordance with this subsection, or any other method acceptable to Buyer in its sole discretion, shall be sufficient to cause Buyer to have a perfected,  first priority security interest in, and to be the  "entitlement  holder" (as defined in Section  8-102(a)(7) of the Uniform
Commercial  Code of the State of New York)  with  respect  to the  security.  No
Purchased Assets shall,  whether  certificated or uncertificated,  (i) remain in the possession of the Seller, or (ii) remain in the name of the Seller or any of its agents, or in any account in the name of the Seller or any of its agents. In the event Buyer consents to delivery of any certificate representing one or more of Eligible  Assets not registered in the name of Buyer,  concurrently  with the delivery  thereof,  (A) the  Seller  shall  have (1)  notified  the  Trustee  in connection  with the  related  securitization  transaction  of the pledge of the related  Eligible  Assets  hereunder,  and (2) instructed the Trustee to pay all amounts payable to the holders of the Eligible Assets to an account specified by the Buyer,  in the form of the  instruction  letter attached hereto as Exhibit E
(the "Trustee  Instruction  Letter") and (B) the Trustee shall have acknowledged in writing  the  instructions  set forth in clause (A) above,  and

                                       14

a copy of the fully executed  Trustee  Instruction  Letter shall be delivered to the Buyer. Buyer shall exercise all voting and corporate rights relating to such
Purchased Assets in accordance with Seller's direction for so long as no Default or Event of Default shall have occurred and be  continuing;  provided,  however, that no vote shall be cast or  corporate  right  exercised or other action taken which  would  impair,  reduce  the value of or  otherwise  adversely  affect the
Purchased Assets or which would be inconsistent  with or result in any violation of any provision of this Agreement,  any other Program Document or the Guaranty.
Sellers  hereby  agree to pay all  costs  and  expenses  incurred  by any  party
(including  reasonable attorney's fees and expenses) in connection with any such registration in the name of Buyer and any ultimate  re-registration  in the name of Sellers, if applicable. Without the prior written consent of Buyer, no Seller will (i) sell, assign, transfer,  exchange or otherwise dispose of, or grant any option with respect to, the Purchased Assets, or (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any  Person  with  respect to, any of the Purchased Assets,  or any interest  therein,  except for the lien provided for by this Agreement, or (iii) enter into any agreement or undertaking
(other than pursuant to this Agreement)  restricting the right or ability of the
Seller or Buyer to sell, assign or transfer any of the Purchased Assets.

5.       PAYMENT AND TRANSFER

         Unless otherwise  agreed,  all transfers of funds hereunder shall be in immediately  available  funds  and all  Purchased  Assets  transferred  shall be transferred to Buyer. Any Repurchase Price or Price  Differential  received by a
Buyer  after  12:00  noon New  York  City  time  shall  be  applied  on the next succeeding Business Day.

6.       MARGIN MAINTENANCE

         a. If at any time the aggregate  Market Value of all  Purchased  Assets subject to all Transactions is less than the aggregate Buyer's Margin Amount for all such  Transactions  (a  "Margin  Deficit"),  then Buyer may by notice to the related Seller require the related  Seller in such  Transactions  to transfer to
Buyer cash so that the cash and aggregate  Market Value of the Purchased  Assets will  thereupon  equal or exceed such  aggregate  Buyer's  Margin  Amount  (such requirement,  a "Margin Call"). If a Seller fails to satisfy a Margin Deficit in accordance  with this  Section  6(a),  then Buyer may,  in its sole  discretion, immediately  satisfy a Margin  Deficit,  by netting the purchase price under any
Existing Agreement by the amount of such Margin Deficit.  Upon such netting, the purchase price under such Existing  Agreement shall be increased on a dollar for dollar  basis by the amount of such  Margin  Deficit  regardless  of whether the maximum  aggregate  purchase  price  had  already  been  reached  under any such
Existing Agreement.

         b. Notice  required  pursuant to Section 6(a) may be given by any means provided in Section 35 hereof.  Any notice  received  before 11:00 a.m. New York time on a Business Day shall be met, and the related Margin Call  satisfied,  no later than 5:00 p.m. New York time on such Business Day;  notice  received after
11:00 a.m. New York time on a Business Day shall be met, and the related  Margin
Call satisfied,  no later than 5:00 p.m. New York time on the following Business
Day. The failure of Buyer, on any one or more occasions,  to exercise its rights hereunder,  shall not  change or alter the terms and  conditions  to which  this
Agreement  is subject or limit the right of Buyer to do so at a later date.  The related  Seller,  each Guarantor and Buyer each agree that a failure or delay by
Buyer to exercise its rights  hereunder  shall not limit or waive Buyer's rights under  this  Agreement  or

                                       15

otherwise existing by law or in any way create additional rights for the related
Seller or any Guarantor.

         c. If the Sellers fail to satisfy a Margin  Deficit in accordance  with
Section 6(a) and Section 6(b)  hereof,  then Buyer may, in its sole  discretion, satisfy a Margin  Deficit,  by netting the  purchase  price  under any  Existing
Agreement by the amount of such Margin Deficit.  Upon such netting, the purchase price under such  Existing  Agreement  shall be increased on a dollar for dollar basis by the amount of such  Margin  Deficit  regardless  of whether the maximum aggregate  purchase  price had  already  been  reached  under any such  Existing
Agreement.

7.       INCOME PAYMENTS

         Where a particular term of a Transaction extends over the date on which
Income is paid in respect of any Purchased  Assets subject to that  Transaction, such  Income  shall be paid  directly  to Buyer  and be the  property  of Buyer;
provided,  however, that all such Income shall be applied by Buyer to reduce the
Obligations of Sellers hereunder.

8.       SECURITY INTEREST

         The related Seller and Buyer intend that the Transactions  hereunder be sales to Buyer of the  Purchased  Assets and not loans from Buyer to the related
Seller secured by the Purchased  Assets.  However,  in order to preserve Buyer's rights  under  this  Agreement  in  the  event  that  a  court  or  other  forum recharacterizes the Transactions  hereunder as other than sales, and as security for the related  Seller's  performance  of all of its  Obligations,  the related
Seller hereby grants Buyer a fully perfected first priority security interest in the  following  property,  whether  now  existing  or  hereafter  acquired:  the
Purchased  Assets,  the  related  Records,  the  contractual  right  to  receive payments,  including  the right to payments of  principal  and  interest and the right to  enforce  such  payments  arising  from or under  any of the  Purchased
Assets,  the  contractual  right to service or arrange for the servicing of each
Mortgage Asset to the extent,  if any, the related  Seller has such rights,  any servicing  agreements with respect to each Mortgage Asset,  including the rights of the related Seller, if any, under any Servicing Agreements to the extent such rights under the Servicing  Agreements are assignable by the related Seller, and
any  proceeds  and   distributions   with  respect  to  any  of  the   foregoing
(collectively the "Collateral").

9.       CONDITIONS PRECEDENT

         a. As conditions precedent to the initial Transaction, Buyer shall have received on or before the day of such initial Transaction the following, in form and substance satisfactory to Buyer and duly executed by each party thereto:

                  (i) Agent shall have received the Program Documents, including collateral  documents,  required legal opinions and certificates,  each duly executed and in form and substance reasonably  satisfactory to the
         Agent;

                  (ii) Agent shall be satisfied  that all material Liens granted to Buyer  hereunder  with  respect  to the  Collateral  are  valid  and perfected liens and have the priorities indicated herein;

                                       16

                  (iii) Except as disclosed on Schedule 2 attached hereto, there are no actions, suits, arbitrations, investigations (including, without limitation,  any of the foregoing  which are pending or  threatened) or other legal or arbitrable proceedings affecting Sellers or any of their
         Subsidiaries or affecting any of the Property of any of them before any
         Governmental  Authority  which (i) questions or challenges the validity or  enforceability  of the Program  Documents or  otherwise  materially impairs the transactions contemplated hereby or (ii) individually or in the aggregate could  reasonably be expected to have a Material  Adverse
         Effect.

                  (iv)  The  Program   Documents  shall  be  duly  executed  and
         delivered  by the  parties  thereto and being in full force and effect, free of any modification, breach or waiver;

                  (v) Except as disclosed on Schedule 3 attached  hereto,  there shall have been no Material  Adverse Change in the business,  financial performance,  assets,  operations or condition (financial or otherwise)
         of Sellers  and their  subsidiaries,  taken as a whole  since March 31,
         2007;

                  (vi) The  Sellers  shall have  delivered  to the Agent and the
         Buyer  (i) an  unaudited  consolidated  balance  sheet of NFI dated not earlier than March 31, 2007 prior to the date hereof  showing  Adjusted
         Tangible Net Worth of not less than $517,000,000  (which may or may not have been  prepared  in  accordance  with  GAAP) and (ii) an  unaudited summary schedule of estimated consolidated financial results of NFI and its  subsidiaries  for the three months ended March 31, 2007 (which may or may not have been prepared in accordance with GAAP);

                  (vii) There shall not exist any violation of  applicable  laws
         and  regulations   (including,   without   limitation,   ERISA,  margin
         regulations and environmental  laws) which could reasonably be expected to result in a Material Adverse Change, except as disclosed on Schedule
         3 attached hereto;

                  (viii) The  representations  and warranties  contained  herein shall be true  and  correct  in all  material  respects  as of the date hereof;

                  (ix) No event shall have  occurred and be  continuing or would result from any Existing  Agreement  that would  constitute an Event of
         Default or a Default;

                  (x)  Agent  shall  have  received  a  certified  copy  of each
         Seller's and each  Guarantor's  consents or corporate  resolutions,  as applicable, approving the Program Documents and Transactions thereunder
         (either  specifically  or by  general  resolution),  and all  documents evidencing other necessary  corporate action or governmental  approvals as may be required in connection with the Program Documents;

                  (xi) Agent shall have  received an incumbency  certificate  of the secretaries of each Seller and each Guarantor certifying the names, true  signatures  and  titles  of each  Seller's  and each  Guarantor's representatives duly authorized to request  Transactions  hereunder and to  execute  the  Program  Documents  and  the  other  documents  to be delivered thereunder;

                                       17

                  (xii)  Agent shall have  received an opinion of each  Seller's and each  Guarantor's  counsel as to such matters  (including,  without limitation, a corporate opinion, a New York law enforceability opinion, a security  interest opinion,  an investment  company act opinion and a
         "securities  contract"  under federal  bankruptcy law opinion) as Buyer may reasonably request and in form and substance acceptable to Buyer;

                  (xiii) All of the  conditions  precedent in the Guaranty shall have been satisfied; and

                  (xiv) Any other documents reasonably requested by Buyer.

         b. The  obligation of Buyer to enter into each  Transaction  (including the initial Transaction)  pursuant to this Agreement is subject to the following conditions precedent:

                  (i) Buyer or its designee shall have received on or before the day of a  Transaction  with respect to such  Purchased  Assets  (unless otherwise  specified  in this  Agreement)  the  following,  in form and substance satisfactory to Buyer and (if applicable) duly executed:

                  (A) Transaction Notice delivered pursuant to Section 4(a);

                  (B) the definitive certificate  representing ownership of such
         Purchased  Assets that are subject to such  Transaction  in the name of
         Buyer or, if such Purchased Assets that are subject to such Transaction are registered on DTC or similar depository,  evidence  satisfactory to
         Buyer  that the  records  of DTC or such  depository  show Buyer as the beneficial  ownership of such Purchased Assets that are subject to such
         Transaction;

                  (C) each  Governing  Agreement  with respect to each Purchased
         Asset; and

                  (D) such certificates,  customary opinions of counsel or other documents as Buyer may reasonably request,  provided that such opinions of counsel  shall not be required in connection  with each  Transaction but shall only be  required  from time to time as deemed  necessary  by
         Buyer in its good faith.

                  (ii) No Default or Event of Default shall have occurred and be continuing.

                  (iii) Buyer shall not have reasonably determined that a change in any requirement of law or in the interpretation or administration of any requirement of law applicable to Buyer has made it unlawful, and no
         Governmental  Authority  shall have asserted  that it is unlawful,  for
         Buyer to enter into  Transactions  with a Pricing  Rate based on LIBOR, unless Seller shall have elected  pursuant to Section 15(a) hereof that the Pricing Rate for all Transactions be based upon the Prime Rate.

                  (iv)  All   representations  and  warranties  in  the  Program
         Documents  shall be true and  correct in all  material  respects on the date of such  Transaction  and Sellers and Guarantors are in compliance with the terms and conditions of the Program Documents.

                                       18

                  (v) The then  aggregate  outstanding  Purchase  Price  for all
         Purchased  Assets,  when added to the Purchase  Price for the requested
         Transaction, shall not exceed the Maximum Aggregate Purchase Price.

                  (vi) No event or events shall have been reasonably  determined by Buyer to have occurred and be continuing  resulting in the effective absence of a whole loan or asset-backed securities market.

                  (vii) If  requested,  Buyer shall have  received  satisfactory information  regarding the hedging  strategy,  arrangements and general policy of the Guarantors with respect to hedge instruments.

                  (viii) Satisfaction of any conditions precedent to the initial
         Transaction  as set forth in clause (a) of this Section 9 that were not satisfied prior to such initial Purchase Date.

                  (ix) The Purchase  Price for the requested  Transaction  shall not be less  than  $1,000,000,  or an  integral  multiple  of  $500,000 thereafter.

                  (x) Agent shall have determined that all actions necessary or, in the  opinion  of Buyer,  desirable  to  maintain  Buyer's  perfected interest in the Purchased  Assets and other Collateral have been taken,
         including,   without  limitation,   duly  executed  and  filed  Uniform
         Commercial Code financing statements on Form UCC-1.

                  (xi) Buyer shall not be obligated to enter into more than four
         (4)  Transactions  per  month  (excluding  any  automatic   Transaction
         pursuant to Section 3(b)) or one (1) Transaction per day.

                  (xii) Any other documents reasonably requested by Buyer.

10.      RELEASE OF PURCHASED ASSETS

         Upon  timely  payment  in full of the  Repurchase  Price  and all other
Obligations  owing with respect to a Purchased  Asset, if no Default or Event of
Default has occurred and is continuing, Buyer shall release such Purchased Asset unless such release would give rise to or perpetuate a Margin Deficit. Except as set forth in Sections 6(a) and 16, the related  Seller shall give at least three
(3) Business Days' prior written notice to Buyer if such repurchase  shall occur on other than a Repurchase Date.

         If such a Margin Deficit is applicable,  Buyer shall notify the related
Seller of the amount  thereof and the related  Seller may thereupon  satisfy the
Margin Call in the manner specified in Section 6.

11.      RELIANCE

         With respect to any Transaction,  Buyer may conclusively rely upon, and shall incur no liability to the related  Seller or the Guarantor in acting upon, any request or other  communication

                                       19

that Buyer reasonably believes to have been given or made by a person authorized to enter into a Transaction on the related Seller's or the Guarantor's behalf.

12.      REPRESENTATIONS AND WARRANTIES

         Each Seller and each  Guarantor  hereby  represents  and warrants,  and shall on and as of the Purchase Date for any  Transaction  and on and as of each date thereafter  through and including the related  Repurchase Date be deemed to represent and warrant, that:

                  a. Due  Organization  and  Qualification.Each  Seller and each
         Guarantor is duly  organized,  validly  existing  and in good  standing under the laws of the  jurisdiction  under whose laws it is  organized.
         Each Seller and each Guarantor is duly qualified to do business,  is in good  standing  and  has  obtained  all  necessary  licenses,  permits, charters,  registrations and approvals necessary for the conduct of its business as currently  conducted and the performance of its obligations under the Program Documents,  except to the extent any failure to be so qualified  and in good  standing or to obtain  such a license,  permit, charter,  registration  or approval  will not cause a Material  Adverse
         Effect or impair the enforceability of any Purchased Asset.

                  b. Power and Authority. Each Seller and each Guarantor has all necessary  power and  authority  to conduct its  business as  currently conducted,  to execute,  deliver and perform its obligations  under the
         Program Documents and to consummate the Transactions.

                  c. Due Authorization.  The execution, delivery and performance of the Program  Documents by each Seller and each  Guarantor  have been duly  authorized  by  all  necessary  action  and do  not  require  any additional approvals or consents or other action by or any notice to or filing  with  any  Person  other  than any that  have  heretofore  been obtained, given or made.

                  d. Noncontravention. None of the execution and delivery of the
         Program Documents by the related Seller or the related Guarantor or the consummation of the Transactions and transactions thereunder:

                           i) conflicts with, breaches or violates any provision
                  of any Seller's charter documents, bylaws, operating agreement or any similar agreement, any material agreement of any Seller or the Guarantor or any law, rule,  regulation,  order,  writ, judgment, injunction, decree, determination or award currently in effect having  applicability  to the related  Seller or the related Guarantor or its properties,  except as would not have a Material Adverse Effect;

                           ii)  constitutes  a default by the related  Seller or
                  the  Guarantor   under  any  loan  or  repurchase   agreement,
                  mortgage,  indenture or other material agreement or instrument to which the  related  Seller or the  related  Guarantor  is a party  or by which  it or any of its  properties  is or may be bound or affected; or

                                       20

                           iii)  results in or requires the creation of any lien
                  upon or in respect of any of the assets of the related  Seller or the  related  Guarantor  except  the lien  relating  to the
                  Program Documents.

                  e.  Legal  Proceeding.  Except  as  disclosed  on  Schedule  2 attached hereto, there is no action,  proceeding or investigation by or before any court,  governmental or administrative  agency or arbitrator affecting any of the Purchased Assets, any Seller, any Guarantor or any
         of their Affiliates,  pending or threatened, which is reasonably likely to be adversely determined and which, if decided adversely,  would have a Material Adverse Effect.

                  f.  Valid  and  Binding  Obligations.   Each  of  the  Program
         Documents to which Sellers or any  Guarantor is a party,  when executed and  delivered  by  Sellers  or such  Guarantor,  as  applicable,  will constitute  the legal,  valid and  binding  obligations  of the related
         Seller  or such  Guarantor,  as  applicable,  enforceable  against  the related Seller or such  Guarantor,  as applicable,  in accordance  with their respective terms, except as such enforceability may be limited by bankruptcy,  insolvency,  reorganization,  moratorium  or other similar laws  affecting  creditors'  rights  generally  and  general  equitable principles.

                  g.  Financial  Statements.  The financial  statements  and pro forma  balance  sheet of NFI,  copies of which have been  furnished  to
         Buyer,  (i)  are,  as of the  dates  and for the  periods  referred  to therein,  complete and correct in all material  respects,  (ii) present fairly the  financial  condition and results of operations of NFI as of the dates and for the periods indicated and (iii) have been prepared in accordance  with GAAP  consistently  applied,  except as noted  therein
         (subject  as to interim  statements  to normal  year-end  adjustments).
         Since the date of the most recent financial statements,  there has been no Material  Adverse  Change with respect to NFI except as disclosed on
         Schedule 3  attached  hereto.  Except as  disclosed  in such  financial statements,  no Guarantor is subject to any  contingent  liabilities or commitments  that,  individually  or in the aggregate,  have a material possibility  of causing a Material  Adverse Change with respect to such
         Guarantor. Buyer hereby acknowledges that only the annual and quarterly financial statements are prepared in accordance with GAAP.

                  h.  Accuracy  of   Information.   None  of  the  documents  or
         information  prepared by or on behalf of Sellers or any  Guarantor  and provided by Sellers or any  Guarantor to Buyer  relating to Sellers' or the Guarantor's financial condition contain any statement of a material fact with respect to Sellers or any Guarantor or the Transactions  that was untrue or misleading in any material  respect when made.  Since the most recent furnishing of such documents or information, there has been no change,  nor any development or event involving a prospective change known to  Sellers  or any  Guarantor,  that  would  render  any of such documents or information untrue or misleading in any material respect.

                  i. No Consents. No consent, license, approval or authorization from, or registration, filing or declaration with, any regulatory body, administrative agency, or other governmental,  instrumentality, nor any consent,  approval,  waiver or notification of any creditor,  lessor or other  non-governmental  person,  is  required in  connection  with the execution, delivery and performance by Sellers or any Guarantor of this
         Agreement or the  consummation by Sellers or any Guarantor of any other
         Program  Document,  other than any that have  heretofore been obtained, given or made.

                                       21

                  j. Compliance With Law. Etc. No practice,  procedure or policy employed or proposed to be employed by Sellers or any  Guarantor in the conduct  of its  businesses  violates  any law,  regulation,  judgment, agreement,  order or decree applicable to it which, if enforced,  would result in either a Material  Adverse  Change with respect to Sellers or any Guarantor or a Material Adverse Effect.

                  k.  Solvency:  Fraudulent  Conveyance.  Each  Seller  and each
         Guarantor  is  solvent  and  will  not  be  rendered  insolvent  by the
         Transaction  and,  after  giving  effect to such  Transaction,  neither
         Sellers  nor any  Guarantor  will be left  with an  unreasonably  small amount of capital with which to engage in its business. Neither Sellers nor any Guarantor  intends to incur, nor believes that it has incurred, debts  beyond its  ability to pay such  debts as they  mature.  Neither
         Sellers  nor  any  Guarantor  is  contemplating   the  commencement  of
         insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator,  conservator, trustee or similar official in respect of Sellers or any Guarantor or any of their assets.
         The amount of consideration  being received by Sellers upon the sale of the Purchased Assets to Buyer constitutes  reasonably  equivalent value and fair  consideration  for such  Purchased  Assets.  Sellers  are not transferring any Purchased  Assets with any intent to hinder,  delay or defraud any of its creditors.

                  l. Investment Company Act Compliance. No Seller is required to
         be  registered  as  an  "investment   company"  as  defined  under  the
         Investment  Company  Act  nor as an  entity  under  the  control  of an
         "investment company" as defined under the Investment Company Act.

                  m. Taxes. Each Seller and each Guarantor has filed all federal and  state tax  returns  which  are  required  to be filed and paid all taxes,  including  any  assessments  received by it, to the extent that such  taxes  have  become  due  (other  than for  taxes  that are being contested  in good  faith  or for  which  it has  established  adequate reserves).  Any taxes, fees and other  governmental  charges payable by the Sellers or any Guarantor in connection  with a Transaction  and the execution and delivery of the Program Documents have been paid.

                  n. Additional  Representation.  With respect to each Purchased
         Asset,   the  related   Seller  hereby  makes  all  of  the  applicable
         representations  and warranties set forth in each Confirmation to which such  Purchased  Asset is or has been  subject,  in each case as of the related  Purchase Date, and the related Seller  understands that if the substance  of any such  representation  or  warranty  ceases to be true because of events  occurring after such date, the Market Value could be adversely affected.

                  o. No Broker.  Neither any Seller nor any  Guarantor has dealt with any broker,  investment banker, agent, or other person, except for
         Buyer,  who  may be  entitled  to any  commission  or  compensation  in
         connection  with  the  sale  of  Purchased   Assets  pursuant  to  this
         Agreement;  provided,  that if Sellers or any  Guarantor has dealt with any broker,  investment  banker,  agent,  or other  person,  except for
         Buyer,  who  may be  entitled  to any  commission  or  compensation  in
         connection  with  the  sale  of  Purchased   Assets  pursuant  to  this
         Agreement, such commission or compensation shall have been paid in full by the related Seller or such Guarantor, as applicable.

                                       22

                  p. Adequate Capital. The capital of Sellers and each Guarantor is adequate for the respective business and undertakings of Sellers and each Guarantor.

                  q. [Reserved].

                  r. Governing  Agreements.  Each Governing Agreement is in full force and effect  and has not been  modified,  amended or  supplemented except for any  modifications,  amendments and supplements  approved by
         Buyer.

                  s. Purchased Assets. With respect to each Purchased Asset, (i)
         the  related  Seller  has sold to Buyer a one  hundred  percent  (100%)
         interest in each class of such Purchased Asset; (ii) the related Seller shall  be at  the  time  it  delivers  any  Purchased  Assets  for  any
         Transaction,  and shall  continue  to be,  through  the  Purchase  Date relating to each such  Transaction,  the legal and beneficial  owner of such Purchased  Assets free and clear of any Lien; (iii) the Seller has the unqualified right to sell (and to the extent applicable, pledge and grant a first priority  security  interest in) the Purchased  Assets as provided  herein  without  the  consent of any other  person or entity, except for such consents  which shall have been  obtained  prior to the
         Purchase  Date;  and (iv) upon the  consummation  of each  Transaction,
         Buyer shall be the legal and beneficial  owner of such Purchased Assets free and clear of any lien.

                  t.  ERISA.  Each  Plan  to  which  Sellers  or  any  of  their
         Subsidiaries  make direct  contributions,  and, to the knowledge of the related  Seller,  each  other  Plan is in  compliance  in all  material respects with, and has been  administered  in all material  respects in compliance  with, the applicable  provisions of ERISA, the Code and any other applicable Federal or State law. As of the date hereof and on any date prior to the Termination  Date, no Plan is a "multiemployer  plan"
         (within  the  meaning  of  Section  4001(a)(3)  of ERISA) or a "defined benefit plan" (within the meaning of Section 3(35) of ERISA).

                  u Compliance with Anti-Money  Laundering  Laws.  Within thirty
         (30) days  following  the issuance of  regulations  pursuant to the USA
         Patriot Act of 2001, or any similar federal,  state or local anti-money
         laundering   laws  and  regulations   (collectively,   the  "Anti-Money
         Laundering  Laws"),  each  Seller  shall  have  implemented  and  shall thereafter  maintain to the extent required by law a compliance program that meets the requirements of such Anti-Money Laundering Laws.

         The  representations  and warranties set forth in this Agreement  shall survive transfer of the Purchased Assets to Buyer and shall continue for so long as the Purchased Assets are subject to this Agreement.

13.      COVENANTS OF SELLERS AND GUARANTOR

         Each Seller and each Guarantor,  as applicable,  hereby  covenants with
Buyer as follows:

                                       23

                  a. Defense of Title.  Each Seller and each Guarantor  warrants and will  defend the right,  title and  interest of Buyer in and to all
         Collateral against all adverse claims and demands.

                  b. No Amendment or Compromise.  Without  Buyer's prior written consent,  neither any Seller,  any  Guarantor  nor those  acting on any
         Seller's or any Guarantor's  behalf shall amend or modify, or waive any term or condition of, or settle or compromise  any claim in respect of, any item of the  Purchased  Assets,  any  related  rights or any of the
         Program Documents.

                  c. No  Assignment.  Except as  permitted  herein,  neither any
         Seller nor any  Guarantor  shall sell,  assign,  transfer or  otherwise dispose of, or grant any option with respect to, or pledge, hypothecate or  grant a  security  interest  in or lien  on or  otherwise  encumber
         (except pursuant to the Program Documents), any of the Purchased Assets
         or any interest  therein,  provided that this Section shall not prevent any  transfer  of  Purchased  Assets  in  accordance  with the  Program
         Documents.

                  d. Servicer  Report.  At least five (5) Business Days prior to each Repurchase Date, with respect to an Eligible Asset originated by a
         Seller,  the  Sellers  shall  provide  the Buyer with the most  recent, related  Servicing  Report  substantially  in the  form  of  Exhibit  F attached  hereto,  and with respect to an Eligible Asset not originated by a Seller,  the Sellers  shall provide the Buyer with the most recent trustee  report,  certificateholder  report or such other report as the
         Sellers have received related to the Eligible Asset.

                  e.  Preservation of Collateral;  Collateral Value. Each Seller
         and each  Guarantor  shall do all  things  necessary  to  preserve  the
         Collateral  so that it remains  subject to a first  priority  perfected security  interest  hereunder.  Without  limiting the  foregoing,  each
         Seller and each Guarantor will comply with all rules,  regulations  and other laws of any  Governmental  Authority  necessary  to preserve  the
         Collateral  so that it remains  subject to a first  priority  perfected security interest hereunder.  Neither any Seller nor any Guarantor will allow any default for which any Seller or any Guarantor is  responsible to occur under any Collateral or any Program  Documents and each Seller and each  Guarantor  shall fully perform or cause to be performed  when due  all  of its  obligations  under  any  Collateral  or  the  Program
         Documents.

                  f. Maintenance of Papers,  Records and Files.  Each Seller and
         each Guarantor shall require,  and each Seller or the Guarantors of the
         Purchased Assets shall build,  maintain and have available,  a complete file in accordance  with lending  industry custom and practice for each
         Purchased Asset.  Each Seller or the Guarantors of the Purchased Assets
         will  maintain all such Records not in the  possession of Buyer in good and complete  condition  in  accordance  with  industry  practices  and preserve them against loss.

                  i) Each Seller and each  Guarantor  shall collect and maintain or cause to be collected  and  maintained  all Records  relating to the
         Purchased  Assets in  accordance  with  industry  custom and  practice, including those maintained  pursuant to the preceding  subsection,  and all such Records shall be in Buyer's  possession unless Buyer otherwise approves.

                                       24

                  ii) For so long as  Buyer  has an  interest  in or lien on any
         Purchased  Asset,  each Seller and each Guarantor will hold or cause to be held all  related  Records in trust for Buyer.  Each  Seller or each
         Guarantor  shall  notify,  or cause to be  notified,  every other party holding any such Records of the interests and liens granted hereby.

                  iii) Upon  reasonable  advance notice from Buyer,  each Seller and each Guarantor shall (x) make any and all such Records available to
         Buyer to  examine  any such  Records,  either  by its own  officers  or employees, or by agents or contractors, or both, and make copies of all or any portion  thereof,  (y) permit Buyer or its authorized  agents to discuss  the  affairs,  finances  and  accounts  of each Seller or such
         Guarantor  with  its  respective  chief  operating  officer  and  chief financial officer and to discuss the affairs,  finances and accounts of each Seller or such Guarantor  with its  independent  certified  public accountants.

                  g.   Financial   Statements:   Accountants'   Reports:   Other
         Information.  Each Seller and each Guarantor  shall keep or cause to be kept in  reasonable  detail  books and records of account of its assets and  business  and  shall  clearly  reflect  therein  the  transfer  of
         Purchased  Assets to Buyer.  Each Seller and NFI shall furnish or cause to be furnished to Buyer the following:

                           i) Financial Statements. (w) As soon as available and
                  in any event within 90 days after the end of each fiscal year, the consolidated and consolidating,  audited balance sheets of
                  NFI as of the end of each fiscal year of NFI,  and the audited financial  statements  of income and changes in equity of NFI, and the  audited  statement  of cash  flows  of NFI,  for such fiscal year,  (x) as soon as available and in any event within
                  45 days after the end of each quarter,  the  consolidated  and consolidating,  unaudited  balance sheets of NFI as of the end of each  quarter,  and the unaudited  financial  statements of income  and  changes  in  equity  of  NFI  and  the  unaudited statement  of cash flows of NFI for the  portion of the fiscal year then  ended,  (y)  within  30 days  after the end of each month,  monthly  consolidated and  consolidating and unaudited statements (excluding cash flow statements) and balance sheets as provided  in clause  (x),  and (z) within 10 days after the end of each month,  NFI's  monthly cash activity  report,  the
                  items  in  clauses  (w)  and  (x)  having  been   prepared  in
                  accordance  with  GAAP  (subject,   in  the  case  of  interim
                  statements,  to normal year-end  adjustments) and certified by
                  NFI's treasurer.

                           ii) Monthly Certification.  Each Seller shall execute
                  and deliver a monthly certification  substantially in the form of  Exhibit  A-1  attached  hereto and NFI shall  execute  and deliver a monthly  certification  substantially in the form of
                  Exhibit A-2 attached  hereto within thirty (30) days following the end of each month.

                           iii)  Monthly  Servicing  Reports.  Each Seller shall
                  deliver to Buyer monthly servicing reports which shall include information  as to static  pool  analyses  and  Liquidity  (as defined herein).

                  h. Notice of Material  Events.  Each Seller and each Guarantor shall promptly inform Buyer in writing of any of the following:

                                       25

                           i) any Default, Event of Default or default or breach
                  by  any  Seller  or  any  Guarantor  of  any  other   material
                  obligation  under any Program  Document,  or the occurrence or existence of any event or circumstance that any Seller or such
                  Guarantor  reasonably  expects  will with the  passage of time become a Default, Event of Default or such a default or breach by any Seller or any Guarantor;

                           ii) any  material  change in the  insurance  coverage
                  required of any Seller or any  Guarantor  or any other  Person pursuant  to any  Program  Document,  with copy of evidence of same attached;

                           iii) any material dispute, litigation, investigation,
                  proceeding or suspension  between any Seller or any Guarantor, on the one hand, and any  Governmental  Authority or any other
                  Person;

                           iv) any  material  change in  accounting  policies or
                  financial reporting practices of any Seller or any Guarantor;

                           v) the occurrence of any material  employment dispute
                  and a description of the strategy for resolving it; and

                           vi) any event,  circumstance  or  condition  that has
                  resulted,  or has a reasonable  possibility  of resulting,  in either a Material Adverse Change with respect to any Seller or any Guarantor or a Material Adverse Effect.

                  i. Maintenance of Licenses.  Except as would not be reasonably likely to have a  Material  Adverse  Effect,  (i) each  Seller and each
         Guarantor  shall  maintain,  all  material  licenses,  permits or other approvals  necessary for each Seller and each  Guarantor to conduct its business and to perform its  obligations  under the Program  Documents, and (ii) each Seller and each  Guarantor  shall conduct its business in accordance with applicable law.

                  j. No Withholdings for Taxes. Any payments made by the related
         Seller to Buyer  shall be free and clear of, and without  deduction  or withholding  for,  any taxes;  provided,  however,  that if the related
         Seller  shall be required  by law to deduct or withhold  any taxes from any sums payable to Buyer,  then the related Seller shall (A) make such deductions  or  withholdings  and  pay  such  amounts  to the  relevant authority in accordance  with  applicable law, (B) pay to Buyer the sum that would have been payable had such deduction or withholding not been made, and (C) at the time the Price  Differential is paid, pay to Buyer all additional  amounts as specified by Buyer to preserve the after-tax yield Buyer would have received if such tax had not been imposed.  This provision  does  not  apply to  income  taxes  payable  by Buyer on its taxable income.

                  k.  Change in Nature of  Business.  Neither any Seller nor any
         Guarantor  shall enter any new material lines of business  except those currently engaged in as of the date hereof.

                  l.  Limitation  on  Distributions.  If an Event of Default has
         occurred and is occurring,  neither any Seller nor any Guarantor  shall pay any dividends or distributions with

                                       26

         respect to any capital  stock or  other equity  interests in any Seller or any  Guarantor  (except any dividends or  distributions  required by law in  order for such party to  maintain  its status as a real  estate investment trust), whether now  or hereafter  outstanding,  or make any other distribution in respect thereof,  either directly  or indirectly, whether in cash or  property  or in  obligations  of any Seller  or any
         Guarantor,   except  with   respect  to   transfers  in  the   form  of
         inter-company loans made in the ordinary course of business.

                  m.  Merger  of  Guarantor.  No  Guarantor  shall at any  time, directly or indirectly,  without Buyer's prior consent (i) liquidate or dissolve  or (ii) form or enter into any  partnership,  joint  venture, syndicate  or other  combination  which  would have a Material  Adverse
         Effect.

                  n. Insurance.  Each Seller will obtain and maintain  insurance with  responsible  companies  in such amounts and against such risks as are  customarily  carried  by  business  entities  engaged  in  similar businesses  similarly situated,  and will furnish Buyer on request full information  as to all such  insurance,  and  provide  within (15) days after  receipt of such  request  the  certificates  or other  documents evidencing renewal of each such policy.

                  o.  Affiliate   Transactions.   Neither  any  Seller  nor  any
         Guarantor  will at any time,  directly or  indirectly,  sell,  lease or otherwise  transfer  any  material  property or assets to, or otherwise acquire any material  property or assets from,  or otherwise  engage in any material  transactions  with,  any of their  Non-Seller  Affiliates unless the terms thereof are no less favorable to the related Seller or such Guarantor, as applicable, than those that could be obtained at the time of such  transaction in an arm's length  transaction with a Person who is not an Affiliate.

                  p. Change of Fiscal Year. Neither any Seller nor any Guarantor
         will at any time, directly or indirectly, except upon thirty (30) days'
         prior  written  notice to Buyer,  change the date on which the  related
         Seller's  or such  Guarantor's  fiscal  year  begins  from the  related
         Seller's or such Guarantor's current fiscal year beginning date.

                  q. [Reserved].

                  r. Excluded Subsidiaries.  No material change in the nature of the business including without limitation,  capitalization or change in significant  investors  shall  occur  for any  Subsidiaries  listed  on
         Exhibit D, without thirty (30) days prior written notice to the Buyer.

                  s. Facility  Fees.  Buyer shall be paid the following  fees by wire transfer of immediately available funds without deduction, set-off or  counterclaim  pursuant to the terms and conditions set forth herein and in the Side Letter:

                           i.  Structuring Fee. Prior to the Effective Date, the
         Sellers shall have paid the Structuring Fee to the Buyer.

                           ii.  Repayment Fee. Upon  termination of the Facility
         on or prior to the  Termination  Date in  accordance  with  Section  27 herein,  Sellers  shall  pay to  Buyer  an  amount

                                       27

         equal to (i) the Repurchase  Price, plus (ii) the  Repayment Fee, minus
         (iii) the sum of all Early Repayment Fees, if any.

                           iii. Early  Repayment Fee. For any asset  repurchased
         by any Seller  prior to such  asset's  related  Repurchase  Date,  such
         Seller shall pay the applicable Early Repayment Fee to Buyer; provided, that the sum of all Early Repayment Fees shall not exceed the Repayment
         Fee and payments of any Early Repayment Fees shall reduce the Repayment
         Fee owed.

                           iv.  Default Fee.  Upon the  occurrence  of either an
         Event of Default or a Default has occurred or is continuing the Sellers shall pay the Default Fee to Buyer.

                           v. Change in Control Fee.  Upon the  occurrence  of a
         Change in  Control,  Buyer shall have the right,  at its option  within ninety (90) days of such Change in Control,  to terminate  the Facility and  require  the  Sellers  to pay  Buyer  an  amount  equal to (i) the
         Repurchase Price, plus (ii) the Change in Control Fee.

                  t.   Maintenance  of  Liquidity.   At  all  times  NFI,  on  a
         consolidated  basis,  shall maintain Liquidity in an amount of not less than  $30,000,000.  In the  event  that  NFI's  Liquidity  falls  below
         $45,000,000  at any time or NFI's  management  believes  such  event is reasonably  likely,  Sellers  shall  provide  notice  of such  event or likelihood of event to the Agent.

                  u.  Maintenance of Adjusted  Tangible Net Worth.  The Adjusted
         Tangible   Net  Worth  of  NFI  at  any  time  shall  be  greater  than
         $517,000,000, provided however that such amount shall be reduced by the amount of the 2006 Dividend.

                  v. Payment of Dividends. No Guarantor, Seller or Subsidiary of
         any of the foregoing shall pay dividends  (other than dividends paid in stock)  without the prior consent of Buyer,  exclusive of (i) dividends paid, directly or indirectly through one or more other Subsidiaries, to a Seller or to a Guarantor,  (ii) subject to the further  provisions of this clause (v),  NFI's 2006  Dividend  to its  shareholders  and (iii)
         dividends paid on NFI's 8.90% Series C Cumulative  Redeemable Preferred
         Stock and dividends paid on the Trust  Preferred  Securities;  provided that after giving effect to the payment of the  dividends  described in this clause  (iii),  NFI will have at least  $30,000,000  of Liquidity;
         provided that,  notwithstanding the generality of the foregoing,  after
         payment  of  the   above,   NFI  shall  be  in   compliance   with  all
         representations,  warranties  and  covenants  set forth in the Existing
         Agreements.  No dividend  other than the 2006  Dividend,  to the extent permitted  by this clause (v),  shall be paid in cash without the prior consent of Buyer.

                  As of the date  hereof,  NFI's best  estimate  of the  maximum amount of the 2006 Dividend is $175,000,000.

                  Buyer  acknowledges  that  the 2006  Dividend  must be paid in order for NFI to continue to  maintain  its status as a REIT,  and that such dividend may be paid in cash or Dividend Securities. Buyer further acknowledges  that  U.S.  income  tax laws  require  that any  Dividend
         Securities be valued at their fair market value at the time of issuance
         (which, in the

                                       28

         case  of  debt-like  securities,  may  be less  than  the  face  amount
         thereof)  for  purposes  of  determining   compliance   with  the  REIT
         distribution test.

                  Unless Buyer  otherwise  consents,  the 2006 Dividend shall be paid in the form of Dividend Securities, provided that if, in the joint determination  of NFI and Buyer,  either excess cash is available or it is financially  impractical  for NFI to satisfy the  requirement to pay the 2006 Dividend entirely by means of Dividend Securities, then all or a portion of the 2006  Dividend may be paid in cash,  provided  further that (i) Buyer will permit all or a portion of the 2006  Dividend to be paid in cash if, following payment in cash of such 2006 Dividend, NFI's
         Liquidity shall be greater than  $125,000,000 and (ii) NFI will neither pay nor declare the 2006 Dividend earlier than fifteen (15) days before payment or declaration of such dividend is required by applicable law.

                  NFI may issue Dividend Securities, provided that, after giving
         effect  to  such  issuance,   NFI  shall  be  in  compliance  with  all
         representations,  warranties  and  covenants  set forth in the Existing
         Agreements.

                  w. Margin Calls.  If at any time after the date hereof Sellers or any of their Affiliates receive margin calls under any repurchase or financing  facilities in excess of $5,000,000 in the aggregate,  Seller shall provide  notice to Buyer and Buyer shall cause the related Seller to repurchase  the assets subject to such margin calls and include such assets  under the Existing  Agreements  (provided  there is  additional capacity) on mutually acceptable terms to Buyer and Sellers.

14.      REPURCHASE DATE PAYMENTS/COLLECTIONS

         On each Repurchase  Date, the related Seller shall remit or shall cause to be remitted to Buyer the Repurchase Price.

15.      CHANGE OF LAW

         a. If Buyer  determines that the introduction of, any change in, or the interpretation  or administration of any requirement of law has made it unlawful or commercially  impracticable to engage in any Transactions with a Pricing Rate based on LIBOR, then the related Seller (i) shall, upon its receipt of notice of such fact and demand from Buyer,  repurchase the Purchased Assets subject to the
Transaction  on the next  succeeding  Business Day and, at the related  Seller's election,  concurrently  enter into a new Transaction  with Buyer with a Pricing
Rate based on the Prime  Rate plus the  margin  set forth in the Side  Letter as part of the Pricing Rate and (ii) may elect, by giving notice to Buyer, that all new  Transactions  shall have  Pricing  Rates  based on the Prime Rate plus such margin.

         b. If Buyer  determines in its sole  discretion  that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on Buyer's  capital or on the capital of any  Affiliate  of Buyer as a consequence of such Change in Law on this Agreement,  then from time to time the related Seller will compensate Buyer or Buyer's  Affiliate,  as applicable,  for such reduced rate of return  suffered as a consequence  of such Change in Law on terms  similar  to  those  imposed  by  Buyer on its  other  similarly  affected customers.  Buyer shall provide the related

                                       29

Seller with  prompt  notice as to any Change in Law.  Notwithstanding  any other provisions  in this  Agreement,  in the  event of any such  Change  in Law,  the
related  Seller  will  have  the  right  to  terminate  all  Transactions   then
outstanding  without any prepayment penalty as of a date selected by the related
Seller,  which date shall be prior to the then  applicable  Repurchase  Date and which  date  shall  thereafter  for all  purposes  hereof  be  deemed  to be the
Repurchase  Date.  Nothing in this  Section 15 shall be deemed to limit  Buyer's ability to invoke a Margin Call pursuant to Section 6.

16.      SUBSTITUTION

         a. The related Seller may,  subject to agreement with and acceptance by
Buyer, substitute other assets which are substantially the same as the Purchased
Assets (the "Substitute  Assets") for any Purchased  Assets.  Such  substitution shall be made by transfer to Buyer of such other Substitute  Assets and transfer to the  related  Seller  of  such  Purchased  Assets.  After  substitution,  the
Substitute Assets shall be deemed to be Purchased Assets.

         b. In the case of any  Transaction  for  which the  Repurchase  Date is other than the Business Day  immediately  following  the Purchase  Date and with respect  to which  the  related  Seller  does not  have  any  existing  right to
Substitute  Assets for the Purchased  Assets,  the related Seller shall have the right,  subject to the proviso to this  sentence,  upon  notice to Buyer,  which notice shall be given at or prior to 10 a.m.  (New York City time) on the second preceding Business Day, to Substitute Assets for any Purchased Assets; provided, however,  that Buyer may elect,  by the close of  business on the  Business  Day following  which such notice is received,  or by the close of the next  Business
Day if notice is given  after 10 a.m.  (New York City time) on such day,  not to accept such  substitution.  In the event such substitution is accepted by Buyer, such  substitution  shall be made by the related  Seller's  transfer to Buyer of such  Substitute  Assets and  Buyer's  transfer  to the  related  Seller of such
Purchased Assets,  and after such  substitution,  the Substitute Assets shall be deemed to be  Purchased  Assets.  In the event  Buyer  elects not to accept such substitution,  Buyer shall offer the related  Seller the right to terminate  the
Transaction.

         c. In the event the related Seller exercises its right to substitute or terminate under  subsection (b), the related Seller shall be obligated to pay to
Buyer,  by the close of the Business Day of such  substitution,  as the case may be,  an  amount  equal to (A)  Buyer's  actual  cost in bona  fide  third  party transactions (including all fees, expenses and commissions) of (i) entering into replacement transactions;  (ii) entering into or terminating hedge transactions;
and/or  (iii)  terminating  transactions  or  substituting  securities  in  like transactions  with  third  parties  in  connection  with or as a result  of such substitution or termination, and (B) to the extent Buyer determines not to enter into  replacement  transactions,  the Breakage  Costs incurred by Buyer directly arising or resulting  from such  substitution  or  termination.  Nothing in this
Section  16 shall be deemed to limit  Buyer's  ability  to invoke a Margin  Call pursuant to Section 6.

                                       30

17.      REPURCHASE TRANSACTIONS

         Buyer may, in its sole election, engage in repurchase transactions with the  Purchased  Assets or otherwise  pledge,  hypothecate,  assign,  transfer or otherwise  convey the Purchased  Assets with a counterparty  of Buyer's  choice, provided that, in all cases,  such  counterparty  provides Sellers with executed tax forms claiming a zero tax withholding  rate, in all cases subject to Buyer's obligation to reconvey the Purchased  Assets (and not  substitutes  therefor) on the Repurchase Date. In the event Buyer engages in a repurchase transaction with any of the  Purchased  Assets or otherwise  pledges or  hypothecates  any of the
Purchased Assets,  Buyer shall have the right to assign to Buyer's  counterparty any  of  the  applicable  representations  or  warranties  with  respect  to the
Purchased Assets  hereunder and the remedies for breach thereof,  as they relate to the Purchased Assets that are subject to such repurchase transaction.

18.      EVENTS OF DEFAULT

         With  respect  to  any  Transactions  covered  by or  related  to  this
Agreement,  the  occurrence of any of the following  events shall  constitute an
"Event of Default":

         a. any Seller  fails to transfer the  Purchased  Assets to Buyer on the applicable  Purchase  Date  (provided  Buyer has tendered  the related  Purchase
Price);

         b. any Seller  either fails to repurchase  the Purchased  Assets on the applicable Repurchase Date or fails to perform its obligations under Section 6;

         c. either any Seller or a Guarantor  shall fail to perform,  observe or comply with any other  material  term,  covenant or  agreement  contained in the
Program Documents and such failure is not cured within the time period expressly provided or, if no such cure period is provided, within two (2) Business Days of the  earlier of (i) such  party's  receipt of written  notice from Buyer of such breach or (ii) the date on which such party  obtains  notice or knowledge of the facts giving rise to such breach;

         d. any representation or warranty made by any Seller or a Guarantor (or any of any Seller's or such Guarantor's officers) in the Program Documents or in any other document  delivered in connection  therewith shall have been incorrect or untrue in any material  respect when made or repeated or to have been made or repeated  if such  inaccuracy  would  constitute  Material  Adverse  Change with respect  to  any  Seller  or  Guarantor,  except  for  the  representations  and warranties  set forth in Section  12(n) and Exhibit C hereof with respect to the
Residual  Securities  and  Collateral,  which  shall be  considered  solely  for determining  whether such assets constitute Eligible Assets and the Market Value thereof;

         e. any Seller, any Guarantor, or any of any Seller's or any Guarantor's
Subsidiaries  shall fail to pay any of any  Seller's,  such  Guarantor's  or any
Seller's or such  Guarantor's  Subsidiaries'  Indebtedness,  or any  interest or premium thereon when due (whether by scheduled maturity, requirement prepayment, acceleration,  demand or otherwise),  or shall fail to make any payment when due under  any  Seller's,  such  Guarantor's  or any  Seller's  or such  Guarantor's
Subsidiaries' Guarantee of another person's Indebtedness for borrowed money, and such  failure  shall  entitle  any  related  counterparty  to  declare  any such
Indebtedness  or  Guarantee  to be due and  payable,  or  required to be

                                       31

prepaid (other than by a regularly scheduled required prepayment),  prior to the stated  maturity  thereof  provided that such  Indebtedness  is in excess of (i)
$5,000,000  with  respect to NFI and (ii)  $1,000,000  with respect to all other parties  referenced in this  subsection (e) and such failure is not cured within two (2) Business Days;

         f.   a   custodian,   receiver,   conservator,   liquidator,   trustee,
sequestrator  or similar  official  for any Seller,  a  Guarantor  or any of any
Seller's or a Guarantor's Subsidiaries, or of any of any Seller's, a Guarantor's
or their respective Property (as a debtor or creditor protection procedure),  is appointed or takes  possession of such property;  or any Seller,  a Guarantor or any of any Seller's or a  Guarantor's  Subsidiaries  generally  fails to pay any
Seller's,  such  Guarantor's or any Seller's or such  Guarantor's  Subsidiaries'
debts as they become due; or any Seller, a Guarantor or any of any Seller's or a
Guarantor's  Subsidiaries is adjudicated bankrupt or insolvent;  or an order for relief is entered under the Federal Bankruptcy Code, or any successor or similar applicable statute, or any administrative insolvency scheme, against any Seller, a Guarantor or any of any Seller's or a Guarantor's Subsidiaries;  or any of any
Seller's, Guarantor's or any Seller's or a Guarantor's Subsidiaries' Property is
sequestered by court or administrative order; or a petition is filed against any
Seller, a Guarantor or any of any Seller's or a Guarantor's  Subsidiaries  under any bankruptcy,  reorganization,  arrangement, insolvency, readjustment of debt, dissolution,  moratorium,  delinquency or liquidation  law of any  jurisdiction, whether now or subsequently in effect;

         g. any Seller,  a  Guarantor  or any of any  Seller's or a  Guarantor's
Subsidiaries  files a voluntary  petition in  bankruptcy  seeks relief under any
provision   of  any   bankruptcy,   reorganization,   moratorium,   delinquency,
arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any  jurisdiction  whether  now or  subsequently  in effect;  or consents to the filing  of any  petition  against  it under  any such law;  or  consents  to the appointment  of or taking  possession  by a  custodian,  receiver,  conservator, trustee,  liquidator,  sequestrator  or similar  official  for any  Seller,  any
Guarantor or any of any Seller's or any Guarantor's  Subsidiaries,  or of all or
any part of any Seller's,  any  Guarantor's  or any Seller's or any  Guarantor's
Subsidiaries'  Property;  or makes an assignment  for the benefit of any Seller, any Guarantor or any Seller's or any Guarantor's Subsidiaries' creditors;

         h. any final,  nonappealable judgment or order for the payment of money in excess of (i) $5,000,000 with respect to NFI and (ii) $1,000,000 with respect to all other parties referenced in this subsection (h), in the aggregate (to the extent  that it is, in the  reasonable  determination  of Buyer,  uninsured  and provided that any insurance or other credit posted in connection  with an appeal shall not be deemed  insurance for these purposes) shall be rendered against any
Seller,  the  Guarantor  or  any  of  Sellers'  or  Guarantor's  Affiliates  and
Subsidiaries  by one or more  courts,  administrative  tribunals or other bodies having  jurisdiction  over  them  and  the  same  shall  not be  discharged  (or provisions shall not be made for such  discharge),  satisfied,  or bonded,  or a stay of execution thereof shall not be procured, within sixty (60) days from the date of entry  thereof  and any  Seller,  the  Guarantor  or any of  Sellers' or
Guarantor's Affiliates and Subsidiaries,  as applicable,  shall not, within said period of sixty (60) days,  appeal therefrom and cause the execution  thereof to be stayed during such appeal;

         i. any Governmental Authority or any person, agency or entity acting or purporting to act under  governmental  authority  shall have taken any action to condemn,  seize or  appropriate,  or to assume custody or control of, all or any substantial  part of the  Property of any Seller,  any  Guarantor  or any of any
Seller's  or any  Guarantor's  Subsidiaries,  or shall  have taken any action to displace the

                                       32

management  of  any  Seller,  any  Guarantor  or  any  of  any  Seller's  or any
Guarantor's  Subsidiaries or to materially  curtail its authority in the conduct of the  business  of any Seller,  any  Guarantor  or any of any  Seller's or any
Guarantor's  Subsidiaries,  or takes any action in the nature of  enforcement to remove or materially limit or restrict the approval of any Seller, any Guarantor or any of any Seller's or any Guarantor's  Subsidiaries as an issuer, buyer or a seller/servicer of the Purchased Assets or similar securities;

         j. any Seller,  any Guarantor or any of any Seller's or any Guarantor's
Subsidiaries  shall default  under,  or fail to perform as requested  under,  or shall  otherwise  breach the  material  terms of any  instrument,  agreement  or contract  relating to  Indebtedness,  and such default,  failure or breach shall entitle any counterparty to declare an amount of such  Indebtedness in excess of
(i) $5,000,000 with respect to NFI and (ii) $1,000,000 with respect to all other parties  referenced in this  subsection  (j), to be due and payable prior to the maturity thereof;

         k. in the reasonable good faith judgment of Buyer any Material  Adverse
Change shall have occurred  with respect to the  financial  condition of NFI and its Subsidiaries taken as a whole;

         l. any Seller or any Guarantor shall admit in writing its inability to, or intention not to, perform any of any Seller's or such Guarantor's  respective material Obligations;

         m. any  Seller  or any  Guarantor  dissolves  or sells,  transfers,  or otherwise disposes of a material portion of any Seller's or such Guarantor's (as applicable)  business or assets  (other than  pursuant  to a  securitization  or similar  transaction in the ordinary course of business)  unless Buyer's written consent is given;

         n. this Agreement  shall for any reason cease to create a valid,  first priority security  interest or ownership  interest upon transfer in any material portion of the Purchased Assets or Collateral purported to be covered hereby;

         o. either any  Seller's or any  Guarantor's  audited  annual  financial statements or the notes thereto or other opinions or conclusions  stated therein shall be  qualified  or limited by reference to the status of any Seller or such
Guarantor as a "going concern" or a reference of similar import;

         p. the ratio of NFI's Adjusted Tangible Net Worth to Required Equity on
a consolidated basis at any date is less than 1.0:1.0;

         q. the Adjusted Tangible Net Worth of NFI, on a consolidated  basis, is less than or equal to $517,000,000 at any time,  provided that such amount shall be reduced by the amount of the 2006 Dividend;

         r. any (a)  termination by any Seller of any Servicer or subservicer or the Mortgage Assets without the prior written consent of Buyer to the extent any
Seller's  consent is  required  for such  termination  or (b)  amendment  of any
Servicing Agreement without the prior written consent of Buyer to the extent any
Seller's consent is required for such occurrences, (c) failure by any Seller (if it is the Servicer) or any Servicer to service the Mortgage Assets in accordance with (i) industry  standards  for similar  loans with third  parties or (ii) the standards set forth in the Servicing Agreement;

                                       33

         s. any failure of NFI, on a consolidated  basis, to maintain  Liquidity of at least  $30,000,000  at any time or  failure  of NFI to notify the Agent if
NFI's Liquidity falls below $45,000,000 at any time;

         t. any failure by Sellers or Guarantors to pay any Price  Differential,
Margin  Deficit or other  amount  payable  under this  Agreement or the Existing
Agreements after any applicable grace periods;

         u. any event of default under the Existing Agreements;

         v. any Person shall engage in any "prohibited  transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code)  involving any Plan,  which could reasonably be expected to have a Material Adverse Effect;

         w. failure of the Sellers to provide same day  notification  as soon as practicable  to Buyer of any  margin  call  under any  repurchase  or  financing facility; or

         x.  failure  to allow  Buyer to  exercise  its  options as set forth in
Section 6 hereof  with  respect  to any margin  calls  under any  repurchase  or financing facility which exceeds $5,000,000 in the aggregate.

19.      REMEDIES

         Upon the occurrence of an Event of Default, Buyer, at its option, shall have any or all of the following rights and remedies,  which may be exercised by
Buyer in good faith:

         a. The Repurchase Date for each  Transaction  hereunder shall be deemed immediately to occur.

         b.  The  related  Seller's  obligations  hereunder  to  repurchase  all
Purchased Assets at the Repurchase Price therefor on the Repurchase Date in such
Transactions shall thereupon become immediately due and payable; all Income paid after such exercise or deemed exercise shall be retained by Buyer and applied to the  aggregate  Repurchase  Prices and any other  amounts  owing by the  related
Seller  hereunder;  the  related  Seller and each  Guarantor  shall  immediately deliver to Buyer or its designee any and all original papers,  records and files relating  to the  Purchased  Assets  subject  to  such  Transaction  then in any
Seller's and any Guarantor's possession and/or control; and all right, title and interest in and  entitlement  to such  Purchased  Assets thereon shall be deemed transferred to Buyer.

         c. Buyer may (A) sell,  on or following  the Business Day following the date on which the  Repurchase  Price became due and payable  pursuant to Section
19(b)  without  notice or demand of any kind, at a public or private sale and at such  price or prices  as Buyer  may  reasonably  deem  satisfactory  any or all
Purchased Assets or (B) in its sole discretion  elect, in lieu of selling all or a portion of such Purchased  Assets,  to give the related Seller credit for such
Purchased  Assets in an amount equal to the Market Value of the Purchased Assets against the aggregate unpaid Repurchase Price and any other amounts owing by the related  Seller  hereunder.  The related Seller shall remain

                                       34

liable to Buyer for any amounts that remain  owing to Buyer  following a sale or credit  under  the  preceding  sentence.  The  proceeds  of any  disposition  of
Purchased  Assets shall be applied  first to the  reasonable  costs and expenses incurred by the Buyer in connection  with or as a result of an Event of Default;
second to Breakage Costs,  costs of cover and/or related  hedging  transactions;
third to the aggregate Repurchase Prices; and fourth to all other Obligations.

         d. Reserved.

         e. The  parties  recognize  that it may not be  possible to purchase or sell  all  of  the  Purchased  Assets  on a  particular  Business  Day,  or in a transaction  with the same  purchaser,  or in the same manner because the market for such  Purchased  Assets  may not be  liquid.  In view of the  nature  of the
Purchased  Assets,  the parties agree that  liquidation  of a Transaction or the underlying  Purchased Assets does not require a public purchase or sale and that a good  faith  private  purchase  or sale shall be deemed to have been made in a commercially  reasonable manner.  Accordingly,  the Buyer may elect the time and manner of liquidating  any Purchased  Asset and nothing  contained  herein shall obligate Buyer to liquidate any Purchased Asset on the occurrence of an Event of
Default or to liquidate all  Purchased  Assets in the same manner or on the same
Business  Day  or  constitute  a  waiver  of  any  right  or  remedy  of  Buyer.
Notwithstanding  the  foregoing,  the parties to this  Agreement  agree that the
Transactions have been entered into in consideration of and in reliance upon the
fact  that  all  Transactions   hereunder   constitute  a  single  business  and
contractual  obligation  and that  each  Transaction  has been  entered  into in consideration of the other Transactions.

         f. In addition to its rights  hereunder,  Buyer shall have the right to proceed  against  any  of  the  related  Seller's  assets  which  may  be in the possession of Buyer,  any of Buyer's  Affiliates or its designee,  including the right to liquidate  such assets and to set-off the proceeds  against monies owed by the related  Seller to Buyer  pursuant to this  Agreement.  Buyer may set off cash,  the proceeds of the  liquidation  of the Purchased  Assets and Additional
Purchased  Assets,  any other  Collateral  or its proceeds and all other sums or obligations  owed by Buyer to the related  Seller  hereunder  against all of the related  Seller's  Obligations to Buyer,  whether under this Agreement,  under a
Transaction,  or under any  other  agreement  between  the  parties  (including, without limitation, the Existing Agreements), or otherwise,  whether or not such
Obligations  are then due,  without  prejudice  to Buyer's  right to recover any deficiency.

         g. Buyer may direct all Persons  servicing the Purchased Assets to take
such  action  with  respect  to  the  Purchased   Assets  as  Buyer   determines
appropriate.

         h. The  related  Seller  shall be liable to Buyer for the amount of all expenses  (plus  interest  thereon at a rate  equal to the  Default  Rate),  and
Breakage Costs and all costs and expenses  incurred  within 30 days of the Event of Default in connection  with hedging or covering  transactions  related to the
Purchased  Assets.  Sellers  shall also be  required to pay to Buyer the Default
Fee.

         i. Each Seller and each  Guarantor  shall cause all sums received by it with  respect to the  Purchased  Assets to be  remitted  to Buyer (or such other
Person as Buyer may direct) after receipt thereof.

         j. Buyer shall  without  regard to the adequacy of the security for the
Obligations,  be entitled to the  appointment  of a receiver by any court having jurisdiction,  without  notice,  to take

                                       35

possession of and protect,  collect,  manage,  liquidate, and sell the Purchased
Assets and any other Collateral or any portion thereof, collect the payments due with respect to the  Purchased  Assets and any other  Collateral  or any portion thereof,  and do  anything  that the Buyer is  authorized  hereunder  to do. The related Seller shall pay all costs and expenses  incurred by Buyer in connection with the appointment and activities of such receiver.

         k. Buyer may enforce its rights and remedies  hereunder  without  prior judicial process or hearing,  and the related Seller hereby expressly waives, to the extent  permitted by law, any right the related Seller might  otherwise have to require Buyer to enforce its rights by judicial  process.  The related Seller also waives,  to the extent  permitted  by law,  any defense the related  Seller might  otherwise  have  to the  Obligations,  arising  from  use of  nonjudicial process,  enforcement and sale of all or any portion of the Purchased Assets and any other Collateral or from any other election of remedies.  The related Seller recognizes  that  nonjudicial  remedies  are  consistent  with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm's length.

         l. In addition  to all the rights and  remedies  specifically  provided herein,  Buyer shall have all other rights and remedies  provided by  applicable federal,  state,  foreign, and local laws, whether existing at law, in equity or by statute.

         m. Upon the occurrence of an Event of Default, Buyer shall have, except as otherwise expressly provided in this Agreement,  the right to exercise any of its rights  and/or  remedies  without  presentment,  demand,  protest or further notice of any kind other than as expressly  set forth  herein,  all of which are hereby expressly waived by the related Seller.

         n. The related Seller hereby  authorizes Buyer, at the related Seller's expense,  to  file  such  financing  statement  or  statements  relating  to the
Purchased  Assets and the  Collateral  without  the related  Seller's  signature thereon as Buyer at its option may deem  appropriate,  and appoints Buyer as the related  Seller's  attorney-in-fact  to execute any such financing  statement or statements  in the  related  Seller's  name and to perform  all other acts which
Buyer deems  appropriate to perfect and continue the lien and security  interest granted  hereby and to protect,  preserve and realize upon the Purchased  Assets and the Collateral,  including,  but not limited to, the right to endorse notes, complete  blanks in documents and execute  assignments  on behalf of the related
Seller as its  attorney-in-fact.  This  power of  attorney  is  coupled  with an interest and is irrevocable without Buyer's consent.

         o.  Buyer  may  direct a  Seller,  or its  Affiliate,  to resign as the servicer of the Mortgage Assets and to cooperate with any successor servicer.

                                       36

20.      DELAY NOT WAIVER; REMEDIES ARE CUMULATIVE

         No  failure  on  the  part  of  Buyer  to  exercise,  and no  delay  in exercising,  any  right,  power or remedy  hereunder  shall  operate as a waiver thereof,  nor shall any single or partial exercise by Buyer of any right,  power or remedy  hereunder  preclude  any other or  further  exercise  thereof  or the exercise of any other right,  power or remedy.  All rights and remedies of Buyer provided for herein are  cumulative  and in addition to any and all other rights and remedies  provided by law, the Program  Documents and the other  instruments and  agreements  contemplated  hereby and thereby,  and are not  conditional  or contingent on any attempt by Buyer to exercise any of its rights under any other related  document.  Buyer may  exercise at any time after the  occurrence  of an
Event of Default one or more remedies,  as it so desires,  and may thereafter at any time and from time to time exercise any other remedy or remedies.

21.      USE OF EMPLOYEE PLAN ASSETS

         No assets of an employee  benefit plan subject to any  provision of the
Employee  Retirement  Income Security Act of 1974, as amended ("ERISA") shall be used by either party hereto in a Transaction.

22.      INDEMNITY

         a. The  related  Seller  agrees  to pay on  demand  (i) all  reasonable out-of-pocket  costs and  expenses  of Agent and  Buyer in  connection  with the preparation,  execution, delivery,  modification and amendment of this Agreement
(including,  without  limitation,  (A) all collateral  review and UCC search and filing fees and expenses and (B) the reasonable fees and expenses of counsel for
Agent and Buyer with  respect to  advising  Agent and Buyer as to its rights and responsibilities,  or the  perfection,  protection or  preservation of rights or interests,  under this Agreement,  with respect to negotiations with the related
Seller or with other creditors of the related Seller or any of its  Subsidiaries arising  out of any Default or any events or  circumstances  that may arise to a
Default and with respect to presenting  claims in or otherwise  participating in or monitoring any bankruptcy,  insolvency or other similar proceeding  involving creditors' rights generally and any proceeding ancillary thereto);  and (ii) all costs and expenses of Agent and Buyer in connection with the enforcement of this
Agreement, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding  affecting  creditors' rights generally  (including, without  limitation,  the reasonable  fees and expenses of counsel for Agent and
Buyer) whether or not the transactions contemplated hereby are consummated.

         b. The related  Seller agrees to indemnify and hold harmless  Agent and each of its  respective  Affiliates  and  Buyer  and  each of  their  respective
Affiliates and their officers, directors,  employees, agents and advisors (each, an  "Indemnified  Party") from and against (and will reimburse each  Indemnified
Party as the same is incurred) any and all claims, damages, losses,  liabilities and expenses  (including,  without  limitation,  reasonable fees and expenses of counsel  and  allocated  costs of internal  counsel)  that may be incurred by or asserted or awarded against any  Indemnified  Party, in each case arising out of or in  connection  with or by  reason  of  (including,  without  limitation,  in connection with any  investigation,  litigation or other proceeding  (whether or not such  Indemnified  Party is a party thereto)  relating to, resulting from or arising  out of any of the Program  Documents  and all other  documents  related thereto,  any  breach  of a  representation  or  warranty  of any  Seller or

                                       37

any Guarantor or any Seller's or any  Guarantor's  officers in this Agreement or any other  Program  Document,  and all actions taken  pursuant  thereto) (i) the
Transactions,  the actual or proposed use of the  proceeds of the  Transactions, this  Agreement  or any of the  transactions  contemplated  thereby,  including, without limitation,  any acquisition or proposed  acquisition or (ii) the actual or alleged presence of hazardous  materials on any Property or any environmental action  relating  in any way to any  Property,  except to the extent such claim, damage, class, liability or expense is found in a final, non-appealable judgment by a court of competent  jurisdiction  to have  resulted  from such  Indemnified
Party's gross negligence or willful  misconduct or is the result of a claim made by any Seller or any Guarantor  against the Indemnified  Party,  and the related
Seller or such  Guarantor is ultimately  the  successful  party in any resulting litigation  or  arbitration.  The  related  Seller also agrees not to assert any claim against Agent or any of its Affiliates, Buyer or any of its Affiliates, or
any of their respective officers, directors, employees, attorneys and agents, on any theory of  liability,  for  special,  indirect,  consequential  or  punitive damages  arising out of or  otherwise  relating to the  Program  Documents,  the actual or proposed use of the proceeds of the  Transactions,  this  Agreement or any of the  transactions  contemplated  thereby.  THE  FOREGOING  INDEMNITY  AND
AGREEMENT NOT TO ASSERT CLAIMS EXPRESSLY  APPLIES,  WITHOUT  LIMITATION,  TO THE
NEGLIGENCE (BUT NOT GROSS  NEGLIGENCE,  BAD FAITH OR WILLFUL  MISCONDUCT) OF THE
INDEMNIFIED PARTIES.

         c. Without limitation on the provisions of Section 4, if any payment of the Repurchase Price of any Transaction is made by the related Seller other than on the then scheduled  Repurchase Date thereto as a result of an acceleration of the Repurchase Date pursuant to Section 19 or for any other reason,  the related
Seller shall, except as otherwise provided in Sections 15 and 24, upon demand by
Buyer, pay to Buyer any Breakage Costs incurred as of a result of such payment.

         d. If the related  Seller fails to pay when due any costs,  expenses or other amounts payable by it under this Agreement, including, without limitation, reasonable fees and expenses of counsel and indemnities, such amount may be paid on behalf of the related Seller by Buyer, in its sole discretion.

         e.  Without  prejudice  to the  survival of any other  agreement of the related Seller  hereunder,  the easements and  obligations of the related Seller contained in this Section  shall  survive the payment in full of the  Repurchase
Price and all other  amounts  payable  hereunder  and delivery of the  Purchased
Assets by Buyer against full payment therefor.

23.      WAIVER OF REDEMPTION AND DEFICIENCY RIGHTS

         The related  Seller  hereby  expressly  waives,  to the fullest  extent permitted by law,  every  statute of limitation  on a deficiency  judgment,  any reduction in the proceeds of any  Purchased  Assets as a result of  restrictions upon Buyer contained in the Program Documents or any other instrument  delivered in connection  therewith,  and any right that it may have to direct the order in which  any of the  Purchased  Assets  shall be  disposed  of in the event of any disposition pursuant hereto.

24.      REIMBURSEMENT

         All sums  reasonably  expended by Buyer in connection with the exercise of any right or remedy  provided  for herein  shall be and  remain  the  related
Seller's  obligation.  The related  Seller

                                       38

agrees to pay,  with interest at the Default Rate to the extent that an Event of
Default has  occurred,  the  reasonable  out-of-pocket  expenses and  reasonable
attorneys'  fees  incurred  by  Buyer  in  connection   with  the   preparation,
enforcement  or  administration  of the  Program  Documents,  the  taking of any action,  including  legal  action,  required or  permitted  to be taken by Buyer
(without  duplication to Buyer)  pursuant  thereto,  any "due diligence" or loan agent  reviews  conducted  by Buyer  or on their  behalf  or by  refinancing  or restructuring in the nature of a "workout". If Buyer determines that, due to the introduction  of,  any  change  in,  or the  compliance  by  Buyer  with (i) any eurocurrency  reserve  requirement  or  (ii)  the  interpretation  of  any  law, regulation  or  any  guideline  or  request  from  any  central  bank  or  other
Governmental  Authority (whether or not having the force of law), there shall be an  increase  in the cost to Buyer in  engaging  in the  present  or any  future
Transactions, then the related Seller agrees to pay to Buyer, from time to time, upon demand by Buyer the actual cost of additional amounts as specified by Buyer to  compensate  Buyer  for  such  increased  costs.  Notwithstanding  any  other provisions  in  this  Agreement,  in  the  event  of  any  such  change  in  the eurocurrency reserve requirement or the interpretation of any law, regulation or any guideline or request from any central bank or other Governmental  Authority, the  related  Seller  will have the right to  terminate  all  Transactions  then outstanding  as of a date  selected by the related  Seller,  which date shall be prior to the applicable  Repurchase Date and which date shall thereafter for all purposes hereof,  be deemed to be the Repurchase Date. In addition,  Buyer shall promptly  notify  Seller if any events in clause (i) or (ii) of this  Section 24 occur.

25.      FURTHER ASSURANCES

         The Sellers and each Guarantor agree to do such further acts and things
and  to   execute   and   deliver   to  Buyer   such   additional   assignments,
acknowledgments,  agreements,  powers and instruments as are reasonably required by Buyer to carry into  effect the intent and  purposes  of this  Agreement,  to perfect the interests of Buyer in the  Purchased  Assets or to better assure and confirm unto Buyer its rights, powers and remedies hereunder.

26.      ENTIRE AGREEMENT; PRODUCT OF NEGOTIATION

         This Agreement  supersedes  and  integrates all previous  negotiations, contracts,  agreements and understandings between the parties relating to a sale and  repurchase of Purchased  Assets  thereto,  and it,  together with the other
Program Documents, and the other documents delivered pursuant hereto or thereto, contains  the entire  final  agreement  of the  parties.  No prior  negotiation, agreement, understanding or prior contract shall have any validity therefor.

27.      TERMINATION

         The Facility shall remain in effect until the earliest of the following
(the  "Termination  Date"):  (i) May 29, 2008,  (ii) at Buyer's  option upon the occurrence of an Event of Default,  (iii) Buyer,  at its option,  terminates the
Facility  upon the  occurrence  of a Change of Control at any time within ninety
(90) days following such Change of Control or (iv) at Sellers'  option upon five
(5)  business  days  notice to Buyer of Sellers'  intention  to  terminate  this
Facility.  However,  no such  termination  shall  affect  the  related  Seller's outstanding  obligations to Buyer at the time of such  termination.  The related
Seller's  obligations to indemnify Buyer pursuant to this Facility shall survive the termination  hereof.  Any such  termination as set forth above shall require
Sellers to pay Buyer the  Repurchase

                                       39

Price plus the Repayment Fee. In addition,  for any such termination pursuant to clauses  (ii) or (iii),  Sellers  shall  also pay Buyer the  Default  Fee or the
Change in Control Fee, respectively.

28.      ASSIGNMENT

         The Program  Documents are not assignable by the related Seller.  Buyer may from time to time  assign all or a portion  of its  rights  and  obligations under this Agreement and the Program  Documents  without consent of the Sellers;
provided,  however, that Buyer shall maintain,  for review by the related Seller upon  written  request,  a  register  of  assignees  and a copy  of an  executed assignment and acceptance by Buyer and assignee  ("Assignment and  Acceptance"), specifying  the  percentage or portion of such rights and  obligations  assigned and, in all cases, that such assignee will provide tax forms to Sellers claiming a zero rate of withholding.  Upon such assignment,  (a) such assignee shall be a party hereto and to each  Program  Document to the extent of the  percentage  or portion set forth in the  Assignment  and  Acceptance,  and shall succeed to the applicable  rights and obligations of Buyer  hereunder,  and (b) Buyer shall, to the extent  that such  rights and  obligations  have been so  assigned  by it to another  Person  approved  by  the  related  Seller  (such  approval  not  to be unreasonably  withheld) which assumes the obligations of Buyer, be released from its obligations  hereunder accruing  thereafter and under the Program Documents.
Unless  otherwise  stated in the Assignment and  Acceptance,  the related Seller shall continue to take directions solely from Buyer unless otherwise notified by
Buyer in writing.  Buyer may distribute to any prospective assignee any document or other information  delivered to Buyer by the related Seller.  Notwithstanding any  assignment by Buyer  pursuant to this Section 28, Buyer shall remain liable as to the Transactions.

29.      AMENDMENTS, ETC.

         No  amendment  or waiver of any  provision  of this  Agreement  nor any consent to any  failure to comply  herewith or  therewith  shall in any event be effective  unless the same shall be in writing  and signed by Sellers and Buyer, and then  such  amendment,  waiver or  consent  shall be  effective  only in the specific instance and for the specific purpose for which given.

30.      SEVERABILITY

         If any  provision  of any Program  Document is declared  invalid by any court of  competent  jurisdiction,  such  invalidity  shall not affect any other provision of the Program Documents,  and each Program Document shall be enforced to the fullest extent permitted by law.

31.      BINDING EFFECT: GOVERNING LAW

         This Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and assigns,  except that Sellers may not assign or transfer any of its rights or obligations  under this Agreement or any other  Program  Document  without  the prior  written  consent  of  Buyer.  THIS
AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE
STATE OF NEW YORK,  WITHOUT  GIVING  EFFECT TO THE  CONFLICT OF LAWS  PRINCIPLES
THEREOF.

                                       40

32.      CONSENT TO JURISDICTION

         SELLERS HEREBY WAIVE TRIAL BY JURY. SELLERS HEREBY IRREVOCABLY  CONSENT
TO THE  NON-EXCLUSIVE  JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK, OR IN
THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK,  ARISING
OUT OF OR RELATING TO THE PROGRAM DOCUMENTS IN ANY ACTION OR PROCEEDING. SELLERS
HEREBY  SUBMIT TO, AND WAIVE ANY  OBJECTION  SELLERS MAY HAVE TO,  NON-EXCLUSIVE
PERSONAL  JURISDICTION  AND VENUE IN THE COURTS OF THE STATE OF NEW YORK AND THE
UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, WITH RESPECT
TO ANY DISPUTES ARISING OUT OF OR RELATING TO THE PROGRAM DOCUMENTS.

33.      SINGLE AGREEMENT

         Each  Seller,  each  Guarantor  and Buyer  acknowledge  that,  and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions  hereunder  constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each Seller, each Guarantor and Buyer each agree (i)
to perform all of its obligations in respect of each Transaction hereunder,  and that a default in the  performance of any such  obligations  shall  constitute a default by it in respect of all Transactions hereunder,  and (ii) that payments, deliveries and other transfers made by any of them in respect of any Transaction shall be deemed to have been made in consideration  of payments,  deliveries and
other  transfer  in  respect  of  any  other  Transaction  hereunder,   and  the
obligations  to make any such payments,  deliveries  and other  transfers may be applied against each other and netted.

34.      INTENT

         Sellers,  Guarantors  and Buyer  recognize  that each  Transaction is a
"securities  contract" as that term is defined in Section 741 of Title 11 of the
United States Code, as amended ("USC").

         It is understood that a Buyer's right to liquidate the Purchased Assets delivered to it in connection with the Transactions hereunder or to exercise any other remedies pursuant to Section 19 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the USC.

35.      NOTICES AND OTHER COMMUNICATIONS

         Except as provided  herein,  any notice  required or  permitted by this
Agreement  shall be in writing and shall be effective and deemed  delivered only when  received  by the  party to which it is  sent;  provided,  however,  that a facsimile  transmission  shall be deemed to be received when transmitted so long as the  transmitting  machine has provided an electronic  confirmation  (without error  message) of such  transmission.  Notice to NMI, NFI or NFI Holding  shall constitute  notice to each and all of such  entities.  Any such notice  shall be sent to a party at the address or facsimile transmission number set forth below:

if to NMI, NCFLLC or NCFC:

                                       41

                  NovaStar Mortgage, Inc.
                  8140 Ward Parkway, Suite 300
                  Kansas City, Missouri 64114
                  Attention:        Todd Phillips
                  Telephone:        (816) 237-7559
                  Facsimile:        (816) 237-7515
                  E-mail:           todd.phillips@novastar1.com

if to NFI:

                  NovaStar Financial, Inc.
                  8140 Ward Parkway, Suite 300
                  Kansas City, Missouri 64114
                  Attention:        Todd Phillips
                  Telephone:        (816) 237-7559
                  Facsimile:        (816) 237-7515
                  E-mail:           todd.phillips@novastar1.com

if to NFI Holding:

                  NFI Holding Corporation
                  8140 Ward Parkway, Suite 300
                  Kansas City, Missouri 64114
                  Attention:        Todd Phillips
                  Telephone:        (816) 237-7559
                  Facsimile:        (816) 237-7515
                  E-mail:           todd.phillips@novastar1.com

if to Wachovia Bank, N.A.:

                  Wachovia Bank, N.A.
                  One Wachovia Center
                  301 South College Street
                  Charlotte, North Carolina 28288
                  Attention:        Andrew Riebe
                  Telephone:        (704) 715-1403
                  Facsimile:        (704) 383-8121
                  E-mail:           andy.riebe@wachovia.com

                  With a copy to:
                  Wachovia Capital Markets, LLC
                  One Wachovia Center
                  301 South College Street
                  Charlotte, North Carolina 28288
                  Attention:        Scott Schuman
                  Telephone:        (704) 374-4398

                                       42

                  Facsimile:        (704) 383-8121
                  E-mail:           scott.schuman@wachovia.com

                  or, for Transaction Notices and related documents:
                  Attention:        Andrew Riebe
                  Telephone:        (704) 715-1403
                  Facsimile:        (704) 383-8121
                  E-mail:           andy.riebe@wachovia.com

as such address or number may be changed by like notice.

36.      CONFIDENTIALITY

         (a)  This  Agreement  and  its  terms,   provisions,   supplements  and
amendments, and transactions and notices hereunder, are proprietary to Buyer and
Agent and shall be held by Sellers  (and Sellers  shall cause each  Guarantor to hold it) in strict  confidence  and shall not be  disclosed  to any third  party without the consent of Buyer except for (i)  disclosure to each Seller's  direct and indirect parent companies,  attorneys, agents or accountants,  provided that such  attorneys or  accountants  likewise  agree to be bound by this covenant of confidentiality  or (ii) upon  prior  written  notice to Buyer,  which is hereby given with respect to the Form 8-K NFI will file in  connection  with entry into this Agreement, disclosure required by law, rule, regulation or order of a court or other  regulatory  body or (iii)  with  prior  written  notice to Buyer,  any required Securities and Exchange Commission or state securities' law disclosures or filings,  which shall not include the Side Letter unless  otherwise agreed by
Buyer in writing.  Notwithstanding  anything herein to the contrary,  each party
(and each employee,  representative,  or other agent of each party) may disclose to any and all persons,  without  limitation of any kind,  the tax treatment and tax  structure  of the  transaction  and all  materials  of any kind  (including opinions  or other tax  analyses)  that are  provided to it relating to such tax treatment and tax structure.  For this purpose,  tax treatment and tax structure shall not include  (i) the  identity  of any  existing  or future  party (or any
Affiliate  of  such  party)  to this  Agreement  or (ii)  any  specific  pricing information  or other  commercial  terms,  including  the  amount  of any  fees, expenses,  rates  or  payments  arising  in  connection  with  the  transactions contemplated by this Agreement.

         (b) Buyer  acknowledges that certain of the information  provided to it by or on behalf of any Seller or the Guarantor in connection with this Agreement and the transactions  contemplated  hereby is or may be confidential,  and Buyer agrees that, unless such Seller or the Guarantor, as applicable, shall otherwise agree in writing  (subject to  subsections  (c) and (d)  below),  Buyer will not disclose to any other person or entity any information  regarding any non-public financial  statements,  reports and other information furnished by any Seller or the Guarantor to Buyer pursuant to or in connection  with any Program  Document, unless such information was known to Buyer on a non-confidential  basis prior to disclosure by any Seller or the Guarantor.

                                       43

         (c) Each party may disclose certain confidential information to (i) any of such party's  attorneys,  consultants,  accountants,  financial  advisors and independent  auditors,  (ii) any actual or potential  assignee or participant of
Buyer  under  this  Agreement,  (iii) any  municipal,  state,  federal  or other regulatory body in order to comply with any law, order,  regulation,  request or ruling or (iv) in the event such party is legally compelled by subpoena or other similar process.  After an Event of Default, Buyer may disclose any confidential information in connection with the sale of the Purchased Assets.

         (d)  Notwithstanding  anything contained herein to the contrary,  Buyer shall not disclose or otherwise take any action with respect to any  information furnished by any Seller,  the Guarantor or any attorney or other  representative of any Seller or the  Guarantor,  that would cause any Seller,  the Guarantor or any affiliate thereof, to be in violation of any requirement of any law, rule or regulation prohibiting the disclosure of information regarding mortgagors.

37.      JOINT AND SEVERAL LIABILITY

         The  Sellers  hereby  acknowledge  and agree that they are  jointly and severally liable to the Buyer for all  representations,  warranties,  covenants, obligations and liabilities of each of the Sellers hereunder. The Sellers hereby further acknowledge and agree that any Default,  Event of Default or breach of a representation,  warranty  or  covenant by any Seller  under this  Agreement  is hereby  considered  a  Default,  Event of Default  or breach by each  Seller.  A
Seller's  subrogation  claims arising from payments to Buyer shall  constitute a capital  investment in another Seller (1)  subordinated  to any claims of Buyer, and (2) equal to a ratable  share of the equity  interests in such  Seller.  The
Sellers  hereby:  (a)  acknowledge  and  agree  that  the  Buyer  shall  have no obligation  to proceed  against one Seller before  proceeding  against the other
Seller,  (b) waive any defense to their  obligations under this Agreement or any other  Program  Document  based upon or arising out of the  disability  or other defense or cessation of liability of one Seller versus the other or of any other
Person, and (c) waive any right of subrogation or ability to proceed against any
Person  or to  participate  in  any  security  for  the  Obligations  until  the
Obligations have been paid and performed in full.

38.      CROSS COLLATERALIZATION

         The Purchased  Assets subject to any Transaction  hereunder,  purchased assets pursuant to the Existing  Agreements or purchased  assets pursuant to any repurchase  agreement or similar  financing  agreement among Buyer,  Sellers and
Guarantors  or  any   affiliates  of  Sellers  or  Guarantors   shall  be  cross
collateralized  with the Purchased  Assets  subject to any purchase  transaction pursuant to any of the existing facilities.

                            [Signature Page Follows]

                                       44

         IN WITNESS WHEREOF, Sellers,  Guarantors,  Buyer and  Agent have caused their names to be signed to this Master Repurchase Agreement by their respective officers thereunto duly authorized as of the date first above written.

                                       NOVASTAR MORTGAGE, INC., as Seller

                                       By:  /s/ Todd M. Phillips
                                          --------------------------------------
                                       Name:  Todd M. Phillips
                                            ------------------------------------
                                       Title:  Vice President, Treasurer &
                                               Controller
                                             -----------------------------------

                                       NOVASTAR CERTIFICATES FINANCING LLC, as
                                       Seller

                                       By:  /s/ Todd M. Phillips
                                          --------------------------------------
                                       Name:  Todd M. Phillips
                                            ------------------------------------
                                       Title:  Vice President, Treasurer &
                                               Controller
                                             -----------------------------------

                                       NOVASTAR CERTIFICATES FINANCING
                                       CORPORATION, as Seller

                                       By:  /s/ Todd M. Phillips
                                          --------------------------------------
                                       Name:  Todd M. Phillips
                                            ------------------------------------
                                       Title:  Vice President, Treasurer &
                                               Controller
                                             -----------------------------------

                                       WACHOVIA BANK, N.A., as Buyer

                                       By:  /s/ Andrew W. Riebe
                                          --------------------------------------
                                       Name:  Andrew W. Riebe
                                            ------------------------------------
                                       Title:  Director
                                             -----------------------------------

                                       WACHOVIA CAPITAL MARKETS, LLC, as Agent

                                       By:  /s/ Scott Schuman
                                          --------------------------------------
                                       Name:  Scott Schuman
                                            ------------------------------------
                                       Title:  Vice President
                                             -----------------------------------

Acknowledged and Agreed:

NFI HOLDING CORPORATION, as Guarantor

By:  /s/ Todd M. Phillips
   ------------------------------------
Name:  Todd M. Phillips
     ----------------------------------
Title:  Vice President, Treasurer &
        Controller
      ---------------------------------

NOVASTAR FINANCIAL, INC., as Guarantor

By:  /s/ Todd M. Phillips
   ------------------------------------
Name:  Todd M. Phillips
     ----------------------------------
Title:  Vice President, Treasurer &
        Controller
      ---------------------------------